UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
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☑	Definitive Proxy Statement	☐	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

FORWARD INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

_________________________

To The Shareholders of Forward Industries, Inc.:

We are pleased to invite you to attend the 2026 Annual Meeting of the Shareholders (the “Annual Meeting”) of Forward Industries, Inc. (“Forward”) which will be held virtually at 10:00 a.m. Central Standard Time on March 3, 2026. At the Annual Meeting, our shareholders will be asked to vote on the following proposals:

1.	To elect five members to the Board of Directors of Forward.

2.	To ratify the appointment of CBIZ CPAs P.C., as Forward’s independent registered public accounting firm for fiscal year ending on September 30, 2026.

3.	To approve an amendment to increase the shares available for issuance under Forward’s 2021 Equity Incentive Plan to 8,724,667 shares of common stock.

4.	To approve, on an advisory basis, the compensation paid to Forward’s named executive officers.

5.	To approve, on an advisory basis, the frequency of the advisory vote on executive compensation.

6.	To consider and approve a proposal to change Forward’s state of incorporation from New York to Texas by means of a merger of Forward with and into a wholly-owned Texas subsidiary (the “Reincorporation”), pursuant to the Agreement and Plan of Merger attached as Annex A to this Proxy Statement.

7.	For the transaction of such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record as of the close of business on January 22, 2026 are entitled to vote at the Annual Meeting and any postponement or adjournment thereof. Please see pages 1-6 for additional information regarding accessing the Annual Meeting and how to vote your shares. You do not need to attend the meeting to vote your shares.

You may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FWD2026. There is no physical location for the Annual Meeting.

Your vote is important. Please vote your proxy promptly to ensure your shares are properly represented, even if you plan to attend the virtual Annual Meeting. You can vote on the Internet, by telephone, by using the enclosed proxy card, or during the virtual Annual Meeting. If you vote prior to the meeting, you may still attend and change your vote during the meeting if you wish.

By the Order of the Board of Directors

/s/	Michael Pruitt
Michael Pruitt
Interim Chief Executive Officer

Dated: January 26, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on March 3, 2026: This Proxy Statement and Form 10-K are available at: https://www.proxyvote.com

If You Plan to Attend

Registration will begin at 9:00 a.m. Central Standard Time. Shares can be voted at the virtual meeting only if the holder is present in person virtually or by valid proxy.

For admission to the virtual meeting, each shareholder will need to access the meeting using their control number found on their proxy card or voting instruction form. The control number will serve as verification of stock ownership as of the record date.

Whether or not you plan on attending the virtual meeting, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy and returning it in the postage-paid envelope provided. Your vote is very important.

REVIEW THE PROXY STATEMENT AND VOTE IN FOUR WAYS:

VIA THE INTERNET IN ADVANCE Visit www.proxyvote.com.	BY MAIL Sign, date, and return the enclosed proxy card or voting instruction form.
BY TELEPHONE Call the telephone number on your proxy card or voting instruction form.	AT THE MEETING Attend the Annual Meeting virtually. See page 1 for additional details on how to attend.

Whether or not you expect to attend the virtual meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

Forward Industries, Inc.

700 Veterans Memorial Highway, Suite 100

Hauppauge, New York 11788

(631) 547-3041

2026 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the voting stock of Forward Industries, Inc., which we refer to as “Forward” or the “Company,” in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at the 2026 Annual Meeting of Shareholders to be held virtually at 10:00 a.m. Central Standard Time on March 3, 2026. The proxy materials relating to the Annual Meeting are first being mailed to shareholders entitled to vote at the meeting on or about January 26, 2026. A copy of our Form 10-K for the year ended September 30, 2025 is being mailed concurrently with this Proxy Statement.

Who is Entitled to Vote?

Our Board has fixed the close of business on January 22, 2026 as the record date for a determination of shareholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. On the record date, there were 83,642,042 shares of common stock outstanding. Treasury shares are not deemed outstanding and cannot be voted at the Annual Meeting. Each share of Forward common stock represents one vote that may be voted on each matter that may come before the Annual Meeting. As of the record date, Forward had no outstanding preferred stock.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by Forward.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/FWD2026. If you are the beneficial owner of shares held in street name, you will need to obtain a legal proxy from your brokerage firm, bank, or other holder of record in order to vote during the Annual Meeting. Beneficial owners should refer to the voting instructions provided by their brokerage firm, bank, or other holder of record for information on how to obtain a legal proxy. We encourage you to vote your proxy by Internet, by phone or by mail prior to the meeting, even if you plan to attend the Annual Meeting.

How Do I Vote?

Record Holder

1.	Vote by Internet. The website address for Internet voting is on your proxy card.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

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3.	Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Visit www.virtualshareholdermeeting.com/FWD2026 and follow the instructions provided on the website.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for Internet voting is on your voting instruction form.

2.	Vote by phone. Call 1 (800) 690-6903 and follow the instructions.

3.	Vote by mail. Mark, date, sign and promptly mail the enclosed voting instruction form (a postage-paid envelope is provided for mailing in the United States).

4.	Vote during the meeting. Visit www.virtualshareholdermeeting.com/FWD2026 and follow the instructions provided on the website.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when the holders of one third (33.3%) of the shares entitled to vote, as of the record date, are present in person or represented by proxy. Shares owned by Forward are not considered outstanding or considered to be present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if Forward is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

What happens if I do not give specific voting instructions?

Record Holder. If you are a shareholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. However, broker non-votes will affect the outcome of Proposal 6 (Reincorporation), which requires approval by a majority of all outstanding shares. Please make sure to provide your voting instructions to your broker or the organization that holds your shares.

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Important Rule Affecting Beneficial Owners Holding Shares In Street Name

Brokers may no longer use discretionary authority to vote shares on the election of directors. Please submit your voting instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposals 2 and 7 are considered routine, and Proposals 1, 3, 4, 5 and 6 are considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters.

How Many Votes are Needed for Each Proposal to Pass and what is the effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Broker Discretionary Votes Allowed	Effect of Abstentions (1)

Election of Directors	Plurality, which means that the five nominees receiving the highest number of affirmative votes will be elected.	No. However, broker non-votes have no effect on this proposal.	No effect.
Ratification of Independent Registered Public Accounting Firm	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes.	Same as a vote “Against.”
Approval of the amendment to the 2021 Equity Incentive Plan	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Advisory Vote to Approve Executive Compensation (“Say on Pay” Vote)	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote. (2)	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Advisory Vote to Set the Frequency of Future “Say on Pay” Votes	The option that receives the most votes cast at the Annual Meeting will be considered by our Board in determining the preferred frequency with which we will hold a shareholder vote to approve the compensation program for our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC. (2)	No. However, broker non-votes have no effect on this proposal.	Same as a vote “Against.”
Approval of the Reincorporation	Majority of outstanding shares of common stock.	No. Same effect as a Vote “Against”.	Same as a vote “Against.”
Adjournment of the Annual Meeting	Majority of the shares present in person or represented by proxy at the meeting and entitled to vote.	Yes.	Same as a vote “Against.”

(1)	“Withhold” for Proposal 1. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees.
(2)	As an advisory vote, this proposal is not binding. However, the Board will consider the outcome of the vote when making future decisions regarding compensation for our Named Executive Officers and the frequency of future votes.

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What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to the remaining proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of Forward, by delivering a proxy card dated after the date of the proxy or by voting during the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners may also attend and vote online during the annual meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by Forward. In addition to the solicitation by mail, proxies may be solicited by our officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held by such persons of record, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees becomes unavailable as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold Forward stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788 or (631) 547-3041.

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If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Dissenters’ or appraisal rights are not available to Forward shareholders with any of the proposals brought before the Annual Meeting.

Can a Shareholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2027 Annual Meeting (“2027 Meeting”), the following is required:

•	For a shareholder proposal to be considered for inclusion in Forward’s Proxy Statement and proxy card for the 2027 Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, which we refer to as the “Exchange Act,” our Corporate Secretary must receive the written proposal no later than September 28, 2026, which is 120 calendar days prior to the one year anniversary date Forward’s Proxy Statement was mailed to shareholders in connection with this Annual Meeting. Such proposals also must comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

•	Our Bylaws include advance notice provisions that require shareholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the 2027 Meeting must do so in accordance with the terms of the advance notice provisions. For a shareholder proposal or a nomination that is not intended to be included in Forward’s Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 120 calendar days nor more than 150 calendar days prior to the first anniversary of this year’s Annual Meeting; Provided, however, that in the event that the 2027 Meeting is changed more than 30 days before or after such anniversary date, the proposal must be received no earlier than the close of business on the 120th day prior to the 2027 Meeting and not later than the 90th date prior to the Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-8 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. Your notice must contain the specific information set forth in our Bylaws.

•	Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the 2027 Meeting and meet the ownership requirements contained in Section 208 of our Bylaws.

To the extent the Reincorporation, as described below, becomes effective, in order to submit a proposal a shareholder will be required to follow the procedures described on page 48 of this Proxy Statement.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary.

We reserve the right to amend our Bylaws and any change will apply to the 2027 Meeting unless otherwise specified in the amendment.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors (Proposal 1) and their ability to participate and receive awards under the 2021 Equity Incentive Plan (Proposal 3), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

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In addition, our directors and executive officers may have interests in the Reincorporation Proposal (Proposal 6) that are different from, or in addition to, the interests of the shareholders generally. See “Proposal 6 - Reincorporation” below.

YOUR VOTE IS IMPORTANT

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Broadridge Financial Solutions, must receive any proxy that will not be voted at the Annual Meeting by 11:59 p.m. New York time on March 2, 2026.

The Board Unanimously recommends that shareholders vote “FOR” the election to the Board of each of the nominees in Proposal 1, and “FOR” Proposals 2, 3, 4, 5 (THREE years), 6 and 7.

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PROPOSAL 1. ELECTION OF DIRECTORS

Forward’s shareholders elect the Board members annually. Sangita Shah was elected by our shareholders to serve for a term expiring at this Annual Meeting, while Mr. Keith Johnson was appointed by the Board to fill a vacancy created by the resignation of our former Chairman of the Board. Pyahm (Kyle) Samani and Michael Pruitt were appointed to the Board in connection with our September 2025 private placement offering (“2025 PIPE”). Saurabh Sharma, a director nominee, has served as a Board Observer since the closing of the 2025 PIPE.

The Board proposes and recommends the election of the following nominees as directors:

Pyahm (Kyle) Samani

Sangita Shah

Keith Johnson

Michael Pruitt

Saurabh Sharma

All of the nominees listed above have agreed to serve if elected. The five persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint an additional person to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth on the following pages.

The Board recommends a vote “FOR” the election of the nominated slate of directors.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board nominees for election at the Annual Meeting.

Name	Age	Appointed
Pyahm (Kyle) Samani	35	September 2025
Sangita Shah	60	February 2015
Keith Johnson	68	May 2025
Michael Pruitt	66	September 2025
Saurabh Sharma	45	Nominee

Director Nominee Biographies

Pyahm (Kyle) Samani. Mr. Samani was appointed as Chairman of the Board in connection with the closing of the 2025 PIPE. In May 2017, Mr. Samani founded Multicoin Capital Management, LLC (“Multicoin”), one of the three lead investors in the 2025 PIPE. Mr. Samani has served as one of Multicoin’s Managing Partners since its founding. Since 2022, Mr. Samani has worked directly with members of Congress and the administration on key regulatory issues affecting the digital asset industry. Mr. Samani was appointed director in connection with the 2025 PIPE and for his expertise in, and contributions to, the SOL industry.

Sangita Shah. Ms. Shah currently serves as non-executive chairman of the Quoted Companies Alliance, which represents over 90% of UK small and midsized market cap FTSE companies. Ms. Shah is the director and owner of Odyssean Enterprises Limited, a private advisory and investment company, and serves as non-executive chairman of Big Technologies PLC, (FTSE: BIG), a UK based company providing remote monitoring tech for criminal justice and healthcare globally. She was previously non-executive chairman of  Kinovo PLC, (FTSE: KINO),  a leading UK provider of specialist property services centered on safety and regulatory compliance, chairman of Inspired PLC, (FTSE: INSE) UK’s leading energy and sustainability advisor, chairman of RA International PLC, (FTSE: RAI), a leading provider of services to remote locations in Africa and the Middle East and board director and chair of ESG for Ten Entertainment PLC (FTSE: TEN), an operator of entertainment centers. Ms. Shah also serves as a trustee of Willow Foundation. Ms. Shah previously worked in seed/mezzanine financing and strategic investments within the environmental and technology sectors following a number of senior roles held at KPMG, Ernst & Young, Unilever and Mars Inc. She has spent 20 years volunteering for Windsor Leadership, a charity based on providing leadership courses at Windsor Castle and established by the Duke of Edinburgh and Professor Charles Handy. She also previously served as our Lead Director. Ms. Shah was selected as a director for her board and accounting experience.

Keith Johnson. Mr. Johnson has been a director of the Company since May 2025. Since May 2023, Mr. Johnson has been the interim Chief Financial Officer of Amaze Holdings Inc. (NYSE American: AMZE), an e-commerce wine product company. Prior to May 2023, Mr. Johnson provided consulting and accounting services to several companies on a contract basis. Prior to that, Mr. Johnson served as Chief Financial Officer of Watertech Equipment & Sales, a startup company formed to develop biological pathogen reduction technologies from October 2014 until December 2020. Since April 2020, Mr. Johnson has served on the board of directors of Amergent Hospitality Group Inc. (“Amergent”) and as chairman of its audit committee and a member of its compensation committee. Mr. Johnson was selected as a director because of his board experience and his strong accounting background.

Michael Pruitt. Mr. Pruitt previously served on our Board from January 28, 2025 to May 16, 2025. Mr. Pruitt was reappointed to the Board in September 2025 and has also served as our Chief Executive Officer since May 16, 2025. Mr. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments in 1999. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., then a public holding company (now known as Sonnet BioTherapeutics Holdings, Inc.), and he served as Chairman of the Board of Directors and Chief Executive Officer until April 1, 2020, at which time the restaurant operations of Chanticleer Holdings were spun out into a new public entity, Amergent Hospitality Group, Inc., where Mr. Pruitt continues to serve as its Chairman and Chief Executive Officer. From October 2020 until September 2025, Mr. Pruitt was a member of the Board of Directors of IMAC Holdings, Inc. (OTCQB: BACK). From July 2023 until June 2025, Mr. Pruitt served as the Interim Chief Executive Officer of Amaze Holdings, Inc. (NYSE American: AMZE) (Formerly, Fresh Vine Wine, Inc.) (“Amaze”), an e-commerce wine product company. Mr. Pruitt also has served as a director of Amaze since December 2021. Mr. Pruitt received a B.A. degree from Coastal Carolina University. Mr. Pruitt currently sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board.  Mr. Pruitt was selected as a director for his extensive public company leadership experience and expertise in the emerging technology sectors.

Saurabh Sharma. Mr. Sharma has been a Board Observer since the closing of the 2025 PIPE. Since January 2022, Mr. Sharma has been the Chief Investment Officer of Jump Crypto, which is the crypto division of Jump Trading Group, a research-driven quantitative trading firm. J. Digital 6 Cayman Ltd., one of the Company’s significant stockholders, is an affiliate of Jump Trading Group. From 2015 until January 2022, Mr. Sharma was a General Partner at Jump Capital, an early-stage venture firm investing in Fintech, application software and infrastructure. Mr. Sharma holds an MBA from Chicago Booth and Master’s in Computer Science from Cornell University. Mr. Sharma was selected as a director for his deep and extensive knowledge of the crypto and traditional finance industries.

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Executive Officers of Forward Industries, Inc.

Name	Age	Position	Appointed
Michael Pruitt	66	Interim Chief Executive Officer	May 2025
Kathleen Weisberg	55	Chief Financial Officer	July 2023
Georgia Quinn	46	General Counsel	November 2025
Ryan Navi	35	Chief Investment Officer	December 2025

Michael Pruitt. See Mr. Pruitt’s biography above.

Kathleen Weisberg. Ms. Weisberg was appointed the Company’s Chief Financial Officer effective July 1, 2023. Prior to her appointment as Chief Financial Officer, Ms. Weisberg served as the Company’s Corporate Controller from June 2020 to June 2023. Prior to joining the Company, Ms. Weisberg held various audit, accounting and financial reporting roles for companies including WW International, Inc. (formerly Weight Watchers International, Inc.), Symbol Technologies, Inc. and Ernst & Young LLP. Ms. Weisberg is a Certified Public Accountant in New York.

Georgia Quinn. Ms. Quinn was appointed the Company’s General Counsel on November 17, 2025. Prior to her appointment, Ms. Quinn served as the Chief Legal Officer of Securitize, Inc., a tokenization platform from February 2025 through October 2025. From September 2020 until December 2024, Ms. Quinn served as General Counsel and then advisor to Anchorage Digital (Anchor Labs Inc.), the first federally chartered digital asset bank. From January 2018 to September 2020, Ms. Quinn served as general counsel to CoinList (Amalgamated Token Services, Inc.) a digital asset platform. From January 2015 to January 2018, Ms. Quinn was the co-founder and CEO of iDisclose (acquired by KingsCrowd) a legal technology company that automates SEC filings. Ms. Quinn began her career as a capital markets attorney at Weil, Gotshall and Manges LLP and Seyfarth Shaw LLP.

Ryan Navi. Mr. Navi was appointed the Company’s Chief Investment Officer on December 1, 2025. From September 2021 through September 2025, Mr. Navi was most recently a Managing Director of ParaFi Capital, an alternative asset management and technology firm focused on blockchain and digital assets. From January 2021 to September 2021, Mr. Navi co-founded and was the Managing Partner of Pyxis Capital Management, LLC, an alternative digital asset fund ultimately absorbed by ParaFi. From July 2015 until January 2021, Mr. Navi held a number of positions (with the most recent being a principal) at KKR & Co. Inc., a global investment firm that offers alternative asset management solutions. Prior to KKR, Mr. Navi began his career as an investment banker in the mergers and acquisitions group at Citigroup.

There are no family relationships between any of the executive officers and directors. Our Bylaws require that each director is elected at our annual meeting of shareholders and holds office until the next annual meeting of shareholders, or until his or her successor is elected. See the section titled “Related Person Transactions”.

In July 2024, Amergent Hospitality Group Inc., where Mr. Pruitt serves as Chairman and Chief Executive Officer and Mr. Johnson serves as a director, filed a voluntary petition for reorganization under Chapter 11 in the U.S. Bankruptcy Court for the Northern District of Texas (the “Court”). In October 2025, the Court approved the reorganization of Amergent Hospitality Group, Inc. and the liquidation of certain of its subsidiaries.

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Corporate Governance

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of Forward and its shareholders. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Forward. The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The Board delegates various responsibilities and authority to different Board committees (“Committees”). The Board and the Committees meet throughout the year and act by written consent from time-to-time as appropriate. Committees regularly report on their activities and actions to the Board.

The Board currently has the following committees and appoints the members of the Audit and Risk Committee (the “Audit Committee”), the Compensation Committee, and the Nominating and Governance Committee. Each of these Committees has a written charter which may be accessed through Forward’s website at: https://www.forwardindustries.com/investors/governance/.

The following table identifies the independent and non-independent Board and Committee members:

Name	Independent	Audit and Risk	Compensation	Nominating and Governance
Pyahm (Kyle) Samani (1)	X
Sangita Shah	X	X	Chair	X
Keith Johnson	X	Chair	X	X
Michael Pruitt (1)
Number of Meetings Held		4	3	1

(1)	Appointed September 10, 2025

There were 10 Board meetings held in fiscal 2025. All of the directors attended over 75% of the applicable Board and Committee meetings held in fiscal 2025. The Company does not have a policy regarding Board members attending annual meetings.

Director Independence

Our Board has determined that Sangita Shah, Kyle Samani, Saurabh Sharma, and Keith Johnson are independent in accordance with standards under the Nasdaq Listing Rules. Our Board determined that as a result of being employed as an executive officer, Mr. Pruitt was not independent under the Nasdaq Listing Rules. In its analysis of Mr. Samani’s independence determination, the Board considered the beneficial ownership of the Company’s common stock held by Mr. Samani and relevant guidance related to stock ownership and independence.

Our Board has also determined that Sangita Shah, Saurabh Sharma and Keith Johnson are independent under the Nasdaq Listing Rules independence standards for Audit Committee members and Compensation Committee members.

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Committees of the Board of Directors

Audit and Risk Committee

The Audit Committee reviews our financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Audit and Risk Committee Financial Expert

Our Board has determined that Mr. Johnson and Sangita Shah are qualified as Audit Committee Financial Experts, as that term is defined by the rules of the SEC and in compliance with the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to make recommendations to the Board concerning Board and committee compensation. The Compensation Committee is also responsible for oversight of our overall compensation plans and benefit programs, as well as the approval of all employment, severance and change of control agreements and plans applicable to our executive officers. The Compensation Committee is also responsible for determining the compensation of and compensation structure for all of the Company’s executive officers. The Compensation Committee reviews and approves equity-based compensation grants to our officers, directors, employees and consultants in accordance with the Company’s equity incentive plans.

Nominating and Governance Committee

The responsibilities of the Nominating and Governance Committee include the identification of individuals qualified to become Board members, establishing the procedures for the nomination process and the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, oversight of possible conflicts of interests involving the Board and its members, developing policies and procedures for related party transactions, developing corporate governance principles, and the oversight of the evaluations of the Board and management specifically with respect to Corporate Governance. The Nominating and Governance Committee will carefully review and consider in good faith any director candidates recommended by shareholders.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our board members, as well as a particular nominee’s contribution to that mix. Although there are many other factors, the Board seeks individuals with experience in the digital asset industry, finance, technology, sales and marketing, legal and accounting skills and board experience. The Board and the Nominating and Governance Committee also seek individuals with diversity of race, ethnicity and gender.

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Board Leadership Structure

Our Board has determined that its current structure, with an independent Chairman Kyle Samani, is in the best interests of Forward and its shareholders at this time. A number of factors support the leadership structure chosen by the Board, including among others, that:

•	The Board believes that having an independent Chairman provides effective oversight and independence of our Board.

•	The Board believes that the appointment of a strong independent Chairperson with knowledge of and experience in the digital asset industry and the use of regular executive sessions of the independent directors, along with the Board’s committee system, allow it to maintain effective oversight of management.

Role of Board in Risk Oversight

Risk assessment and oversight are an integral part of our governance and management processes. The Board is responsible for overseeing the development and execution of the Company’s strategic plans and for understanding the associated risks and actions that management is taking to manage and mitigate those risks. The Board believes that taking an active role in the oversight of Forward’s corporate strategy and the related risks is appropriate, given our Board members’ combined breadth and depth of experience, and is critical to ensuring that the long-term interests of Forward and its shareholders are being served. The Board also encourages management to promote a culture that actively manages risks as a part of Forward’s corporate strategy and day-to-day business operations. Forward’s management is responsible for developing and implementing the company’s strategic plans and for identifying, evaluating, managing, and mitigating the risks inherent in those plans.

Our management keeps the Board apprised of material risks and provides directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Michael Pruitt, as our Interim Chief Executive Officer, and Kathleen Weisberg, our Chief Financial Officer, work closely together with the Board, the Audit Committee and our Chairman on how to best address identified risks. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment. Presently, the primary risks affecting us include: (i) our ability to adapt to a new industry, including regulatory compliance and market volatility associated with digital assets; (ii) executing our digital asset treasury strategy and business plan; (iii) cybersecurity risks associated with digital asset holdings; and (iv) liquidity and operational risks during our business transition.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our Board. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure, and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistle-blowing or the prompt reporting of illegal or unethical behavior. A copy of our Code of Ethics is available on our website at www.forwardindustries.com/investors/governance and will be provided without charge upon written request to our Corporate Secretary.

Anti-Hedging Policies

Under the Company’s Insider Trading Policy, all officers, directors and employees are prohibited from engaging in hedging, pledging or short-selling transactions.

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Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, shareholders may communicate with the Board by writing to us at Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, Attention: Corporate Secretary, or by facsimile (631) 676-7748. Shareholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal year ended September 30, 2025, except for the Form 4s for Kathleen Weisberg, Michael Pruitt, Sharon Hrynkow and Sangita Shah, which were filed one day past the due date of September 11, 2025. Each of these Form 4s reported one transaction.

Related Person Transactions

Forward Industries Asia-Pacific Corporation

The Company had a Buying Agency and Supply Agreement (the “Supply Agreement”) with Forward Industries Asia-Pacific Corporation (“Forward China”). Terence Wise, the Company’s former Chairman, Chief Executive Officer and greater than 10% beneficial owner, is the owner of Forward China. Mr. Wise resigned in May 2025. In addition, Jenny P. Yu, a Managing Director of Forward China, owned more than 5% of the Company’s common stock. The Supply Agreement provided that Forward China would act as the Company’s exclusive buying agent and supplier of products in the Asia Pacific region. The Company purchased products at Forward China’s cost and paid Forward China a monthly fee for services it provided under the Supply Agreement. Through March 2023, the monthly service fee was calculated at $100,000 plus 4% of “Adjusted Gross Profit,” which is defined as the selling price less the cost from Forward China. From April 2023 through October 2023, the fixed portion of the monthly fee was reduced to $83,333 per month. This supply agreement expired October 22, 2023.

On November 2, 2023, the Company and Forward China entered into a new Buying Agency and Supply Agreement (the “New Agreement”). The New Agreement provided that Forward China would act as the Company’s exclusive buying agent and supplier of products in the Asia Pacific region. The Company purchased products at Forward China’s cost and paid Forward China a monthly fee for services it provided under the New Agreement. The monthly service fee was $65,833 plus 4% of “Adjusted Gross Profit,” which is defined as the selling price less the cost from Forward China. The New Agreement expired October 31, 2024. The New Agreement was substantially similar to the Supply Agreement (disclosed above) except for the reduced monthly fee payable to Forward China. In November 2024, the Company and Forward China agreed to: (i) extend the New Agreement until April 30, 2025, but allow either party to cancel with 30 days’ notice, (ii) reduce the fixed portion of the sourcing fee to $35,000 per month, and (iii) change the payment terms to better align with payments from our customers. The New Agreement was extended to and subsequently expired in May 2025 in connection with the Transaction Agreement (described below). The Company recorded service fees to Forward China of approximately $331,000 and $891,000 during fiscal 2025 and 2024, respectively.

On November 2, 2023, the Company and Forward China entered into a Deferred Payment Agreement. As of October 30, 2023, the Company owed Forward China $7,365,238 for the purchase of products in its OEM and retail divisions and the cancelation of open purchase orders related to the Company’s exit from the retail division. To preserve the Company’s liquidity, Forward China agreed to limit the amount of the payables that it would seek to collect from the Company to $500,000 in any 12-month period. All amounts due to Forward China under the Supply Agreement, New Agreement and Deferred Payment Agreement have been settled in accordance with the Transaction Agreement and Separation Agreement (described below).

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In order to maintain compliance with Nasdaq’s listing standards, the Company entered into four separate agreements with Forward China, to convert an aggregate $4,925,000 of accounts payable due to Forward China into 4,925 shares of newly designated Series A-1 Convertible Preferred Stock with a stated value of $1,000 per share (the “Series A-1”). The holders of the Series A-1 had no voting rights and ranked senior to all classes or series of the Company’s common stock with respect to the distribution of assets upon liquidation, dissolution, or winding up. Subject to a 19.9% share cap (as defined in the Certificate of Amendment of the Certificate of Incorporation filed in connection with the transaction), the Series A-1 was convertible into a number of shares of the Company’s common stock as determined by (i) multiplying the number of shares to be converted by the Stated Value, (ii) adding the result of all accrued and accumulated and unpaid dividends on such shares to be converted, and then (iii) dividing the result by the conversion price of $7.50, subject to adjustment as defined in the Certificate of Designation. The Series A-1 was not redeemable. All of the Series A-1 were converted in fiscal 2025.

In October 2020, the Company began selling smart-enabled furniture, which is sourced by Forward China and sold in the U.S. under the Koble brand name. The Koble brand is owned by The Justwise Group, Ltd. (“Justwise”), a company owned by Mr. Wise. The Company recognized revenues from the sale of Koble products of $0 and $380,000 in fiscal 2025 and fiscal 2024, respectively. The Company had an agreement with Justwise under which (i) Justwise performed design, marketing and inventory management services related to the Koble products sold by the Company and (ii) the Company was granted a license to sell Koble products. In exchange for such services, the Company paid Justwise $10,000 per month plus 1% of the cost of Koble products purchased from Forward China. The agreement expired in August 2023 and was extended on a month-to-month basis until November 30, 2023.

The Company had an arrangement with Happ LLC (“Happ”), whose principal owner is the daughter of Ms. Yu, whereby the Company purchased products directly from Forward China and shipped the product directly to Happ. In consideration for these services, the Company was paid a 3.0% fee on the total cost of the product. Revenue recognized from Happ was approximately $0 and $523,000 in fiscal 2025 and fiscal 2024, respectively.

To fund the acquisition of IPS, the Company issued a $1.6 million promissory note to Forward China in consideration for a one-year loan. The note was originally due January 18, 2019, but has been subsequently extended several times and was due on December 31, 2025. The note bore an interest rate of 8% and charged monthly interest. The Company made approximately $49,000 and $63,000 in interest payments associated with the note in fiscal 2025 and fiscal 2024, respectively. In fiscal 2024, the Company made $500,000 of principal payments on this note. In fiscal 2025, the Company repaid the remaining principal and interest on this note.

On May 16, 2025, the Company and Forward Industries (IN), Inc., a wholly-owned subsidiary of the Company entered into a Transaction Agreement with Forward China, a company owned by Terence Wise, who at the time served as the Company’s Chairman of the Board and Chief Executive Officer. Pursuant to the Transaction Agreement, the Company sold its wholly-owned subsidiary, Forward Industries (Switzerland) GmbH and certain other assets related to the Company’s discontinued Original Equipment Manufacturer business to Forward China to satisfy outstanding payables of approximately $4,100,000 due to Forward China under the New Agreement. Additionally, as part of the Agreement, (i) the Company and Forward China terminated the New Agreement and (ii) the Company and Forward China extended the maturity date of the promissory note dated January 18, 2018 (as amended) issued by the Company to Forward China to December 31, 2025. The Company repaid the promissory note prior to the end of fiscal 2025. In connection with the Transaction Agreement, the Company and Mr. Wise entered into a separation agreement and Mr. Wise resigned from all of his positions with the Company including as a director.

Galaxy Strategic Advisor Agreement

In September 2025, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”) pursuant to which the Company sold and issued to the Purchasers in a private placement (the “Private Placement”) an aggregate of (i) 77,144,562 shares of common stock of the Company, at an offering price of $18.50 per share and (ii) pre-funded warrants to purchase 12,031,364 shares of common stock with $18.49999 of the exercise price per pre-funded warrant that was pre-funded at closing. In the Private Placement, the Purchasers tendered U.S. dollars, USD Coin (USDC) or Tether (USDT) to the Company as consideration for the securities. The Company received aggregate proceeds of approximately $1.65 billion, before deducting placement agent fees and other expenses.

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In September 2025, the Company entered into a Strategic Advisor and Lead Investor Agreement with Galaxy Digital LP (“Galaxy”) pursuant to which we engaged Galaxy to serve as our strategic advisor with respect to the Private Placement. In consideration of Galaxy’s services, the Company issued to Galaxy, in addition to the securities acquired by Galaxy pursuant to the Securities Purchase Agreement, 1,783,519 Pre-Funded Warrants and 4,458,796 warrants to purchase common stock at $0.01 per share, based on certain share price milestones.

Galaxy Service Agreement

In September 2025, the Company entered into a services agreement (the “Services Agreement”) with Galaxy, pursuant to which the Company engaged Galaxy to provide certain operational, financial and human resources services to assist with the inception of its new digital asset treasury strategy. As compensation for its services, the Company pays Galaxy a monthly fee of approximately $583,000. The Services Agreement has an initial term of six months but may be extended for one additional six-month period if mutually agreed in writing by the parties. Through December 31, 2025, the Company incurred fees of approximately $2.14 million related to the Services Agreement.

Galaxy Asset Management Agreement

In September 2025, the Company entered into an asset management agreement (the “Asset Management Agreement”) with Galaxy Digital Capital Management LP, an SEC-registered investment adviser and subsidiary of Galaxy (the “Asset Manager”), pursuant to which the Company appointed the Asset Manager to provide discretionary investment management services with respect to all of our cash, cash equivalents, stablecoins, cryptocurrency and other investible assets (excluding (i) publicly-traded equities acquired pursuant to mergers, acquisitions, combinations or other similar transactions pursuant to which we acquire or otherwise combine or merge with another publicly-traded digital asset treasury company, (ii) privately offered equity securities and (iii) non-publicly traded convertible debt instruments). The Asset Manager is not authorized to act as custodian of the Company’s assets, nor to take possession or title to any assets. As compensation for the Asset Manager’s services, the Company pays management fees of 0.6% per annum of the value of the asset being managed. The Asset Manager is otherwise responsible for all of its overhead costs, and the Company will pay or reimburse the Asset Manager for all reasonable and documented expenses related to the operation of the account.  The Asset Management Agreement has an initial term of three years commencing in September 2025 and renews for successive one-year renewal periods unless either party provides written notice of non-renewal at least 90 days prior to the end of the then-current term. Through December 31, 2025, the Company incurred management fees of approximately $2.23 million under the Asset Management Agreement.

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Director Compensation Table 2025

In fiscal 2025, non-employee directors were compensated as follows:

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)(1)	Option Awards ($)(d)(2)(3)	Non-Equity Incentive Plan Compensation ($)(e)	Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(j)

Pyahm (Kyle) Samani	-	-	-	-	-	-	0

Sangita Shah	60,000	1,298,000	80,001	-	-	-	1,438,001

Sharon Hrynkow (4)	43,333	-	436,909	-	-	-	480,243

Keith Johnson	13,333	-	40,000	-	-	-	53,333

Michael Pruitt	15,000	-	40,000	-	-	-	55,000

_______________________

(1)	Represents 50,000 shares of common stock issued to Sangita Shah in September 2025.

(2)	Amounts reported represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), disregarding estimates of forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that was or may be realized by the directors upon the vesting, exercise or settlement of the awards.

(3)	Represents:

Shah: (i) 24,010 stock options granted in October 2024 and (ii) 12,147 stock options granted in June 2025.

Hrynkow: (i) 24,010 stock options granted in October 2024, (ii) 12,147 stock options granted in June 2025, and (iii) 45,000 stock options granted in September 2025.

Johnson: 12,147 stock options granted in June 2025.

Pruitt: 90,000 stock options granted in September 2025. Does not include stock options granted for service as the interim Chief Executive Officer.

(4)	Dr. Hrynkow resigned as a director in October 2025, at which time all unvested equity awards were forfeited in accordance with their terms.

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Executive Compensation

The following information is related to the compensation earned in fiscal 2025 and 2024 by (i) all persons who served as our principal executive officer during fiscal 2025 and (ii) our two other most highly compensated officers who were serving as executive officers at the end of fiscal 2025. We refer to these individuals as our “Named Executive Officers” or “NEOs.”

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)	Bonus ($)(d)(1)	Stock Awards ($)(e)	Option Awards ($)(f)(2)	Non-Equity Incentive Plan Compensation ($)(g)	Non-Qualified Deferred Compensation Earnings ($)(h)	All Other Compensation ($)(i)(3)	Total ($)(j)

Michael Pruitt	2025	75,000	30,000	–	713,817	–	–	55,000	873,817
Interim Chief Executive Officer		–	–	–	–	–	–	–	–

Terence Wise (4)	2025	160,500	–	–	–	–	–	8,000	168,500
Former Chief Executive Officer	2024	240,750	–	–	–	–	–	12,000	252,750

Kathleen Weisberg	2025	258,333	100,000	–	356,909	–	–	10,750	725,992
Chief Financial Officer	2024	250,000	–	–	–	–	–	7,995	257,995

Robert Wild	2025	290,000	–	–	–	–	–	19,247	309,247
Executive Officer of IPS	2024	286,250	8,222	–	–	–	–	20,733	315,205

_________________________

(1)	Represents cash bonuses.

(2)	Amounts reported represent the aggregate grant date fair value of awards granted computed in accordance with ASC 718, disregarding estimates of forfeitures related to service-based vesting conditions. These amounts do not reflect the actual economic value that was or may be realized by the Named Executive Officers upon the vesting, exercise or settlement of the awards.

(3)	All other compensation for:

Pruitt represents $15,000 cash fees paid to, and $40,000 estimated fair value of stock options granted to, Mr. Pruitt for his service as a director.

Wise represents allowances for company expenses. Weisberg represents Company contributions to 401(k) plans.

Wild represents allowances for automobile and phone and Company contributions to 401(k) plans.

(4)	Mr. Wise resigned in May 2025.

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Named Executive Officer Employment Compensation Arrangements/Agreements

Michael Pruitt. Effective September 10, 2025, the Company and Michael Pruitt entered into a six-month employment agreement. Pursuant to his employment agreement, Mr. Pruitt is paid a monthly base salary of $30,000 and is eligible to earn a bonus based on certain performance metrics set by the Compensation Committee. Prior to entering into this employment agreement, Mr. Pruitt was paid a base salary of $200,000 per annum.

Kathleen Weisberg. Effective July 1, 2023, the Company and Kathleen Weisberg, the Company’s Chief Financial Officer, entered into a three-year employment agreement. Pursuant to her employment agreement and the amendment made and entered into as of August 11, 2025, Ms. Weisberg is paid an annual base salary of $275,000 and is eligible to earn a bonus based on certain fiscal targets and performance metrics to be set by the Compensation Committee of the Board in consultation with the Chief Executive Officer. As of the record date, no such targets or performance metrics have been established by the Compensation Committee. Subsequent to the end of fiscal 2025, Ms. Weisberg was paid a retention bonus of $25,000 and was promised an additional $50,000 bonus for continued service through June 30, 2026.

Terence Wise. Effective May 16, 2018, the Company and Terence Wise entered into a three-year employment agreement. Pursuant to his employment agreement, Mr. Wise received an annual base salary of $300,000. This employment agreement expired. Following expiration of his written employment agreement, Mr. Wise continued employment under substantially similar terms, though not formalized in writing. In November 2021, Mr. Wise’s base salary was increased to $325,000 per year, effective January 1, 2022. Mr. Wise was also paid $1,000 per month to cover various expenses in the performance of his duties as the Chairman and Chief Executive Officer of the Company. In December 2023, Mr. Wise agreed to a 25% reduction in his annual base salary for fiscal 2024 and fiscal 2025. Mr. Wise resigned in May 2025. See “Separation Agreement” discussed below.

Robert Wild. In connection with the acquisition of IPS, effective January 18, 2018, the Company entered into an at-will employment agreement with Robert Wild. Pursuant to his employment agreement, Mr. Wild was paid an annual base salary of $235,000. Mr. Wild’s base salary has since been increased to $290,000 per year. Mr. Wild receives an additional $10,000 per year for auto and cell phone allowance.

Bonus

Each of the Named Executive Officers is entitled to receive discretionary bonuses at the discretion of the Compensation Committee.

Termination Provisions

Mr. Pruitt would be entitled to receive six months’ base salary, payable in a lump sum no later than 15 days post termination, if his employment agreement is terminated by the Company without “Cause” or by him for “Good Reason”. Good Reason” under Mr. Pruitt’s employment agreement generally means a decrease in Salary and any failure by the Company to perform any material obligation under his employment agreement. “Cause” under his employment agreement generally means: (1) willful misconduct in connection with the performance of any of his duties; (2) willful failure, neglect or refusal to perform his duties or services under the employment agreement, which failure, neglect or refusal shall continue for a period of time after written notice has been given to the executive by or on behalf of the Board; and (3) the commission of, conviction of, or nolo contendere or guilty plea in connection with, a felony or a crime of moral turpitude.

Ms. Weisberg would be entitled to receive eight months base salary, payable in a lump sum no later than 15 days post termination, and other benefits if her employment agreement is terminated by the Company without “Cause” or by the executive for “Good Reason”. “Good Reason” under Ms. Weisberg’s employment agreement generally means (1) the assignment to the executive without her consent of duties materially inconsistent with such executive’s position; (2) a decrease in annual salary rate, other than an across the board decrease in salary applicable to all senior executives of the Company of not more than 10%; (3) any failure by the Company to perform any material obligation under, or its breach of a material provision of, the employment agreement; (4) the failure of a successor company to expressly assume the respective executive’s employment agreement. “Cause” under her employment agreement has a definition similar to the definition of “Cause” under Mr. Pruitt’s employment agreement (described above).

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Mr. Wild is entitled to any accrued but unpaid base salary and other benefits if his employment agreement is terminated without cause. “Cause” under Mr. Wild’s employment agreement generally means: (1) dishonesty, illegal conduct, or gross misconduct; (2) any commission of embezzlement, misappropriation, or fraud; (3) the conviction of, plea of guilty, or nolo contendere to a felony or crime of moral turpitude; (4) willful and material failure to perform duties; (5) willful unauthorized disclosure of the Company’s confidential information; (6) the material breach of the employment agreement; and (7) the material failure to comply with the Company’s written policies or rules.

Retirement Plans

The Company has a 401(k) plan and provides employer contributions, for all of its employees, including Named Executive Officers. The Company does not offer any nonqualified pension plans, supplemental executive retirement plans, or other plans that provide for the payment of retirement benefits.

Outstanding Awards at Fiscal Year End 2025

Listed below is information with respect to unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of September 30, 2025:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	($)(e)	(f)	(g)	($)(h)	(i)	(j)

Michael Pruitt	90,000	–	–	18.50	9/8/2030	–	–	–	–
	–	13,779	–	6.01	2/1/2030	–	–	–	–

Terence Wise	–	–	–	–	–	–	–	–	–

Kathleen Weisberg	45,000	–	–	18.50	9/8/2030	–	–	–	–

Robert Wild	1,364	–	–	15.60	1/1/2027	–	–	–	–
	1,380	–	–	14.70	7/1/2027	–	–	–	–

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Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Our compensation program for employees does not create incentives for excessive risk taking by our employees or involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

•	Our base pay programs consisting of competitive salary rates provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks;

•	Awards are not tied to formulas that could focus executives on specific short-term outcomes;

•	Equity awards, when issued, may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of wrongdoing by the recipient; and

•	Equity awards, generally, have multi-year vesting which aligns the long-term interests of our executives with those of our shareholders and, again, discourages the taking of short-term risk at the expense of long-term performance.

Additionally, our Board has adopted a clawback policy in accordance with the rules of the Nasdaq Stock Exchange and SEC Rule 10D-1. This policy requires the recoupment of any “excess” incentive compensation (as defined in the applicable rules) earned by current and former executive officers during the three-year period preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, regardless of whether individual fault is established.

Equity Compensation Plan Information

The following table reflects the number of securities authorized for issuance under our equity compensation plans, including the number of securities to be issued upon exercise of outstanding awards and the weighted average exercise price for such awards, as of September 30, 2025.

Name of Plan	Upon Exercise of Outstanding Options, Restricted Stock Units, warrants and rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Compensation Plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders
2021 Equity Incentive Plan	324,566	13.39	52,668
2011 Long Term Incentive Plan	2,041	14.40	–
Equity Compensation plans not approved by security holders	–	–	–
Total	326,607	–	52,668

No more securities are being issued under the 2011 Long Term Incentive Plan.

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The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company maintains practices regarding the timing of equity-based compensation grants to executive officers, though it does not have a formal written policy governing such grants. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

During fiscal 2025, the Company awarded options to certain of our Named Executive Officers in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K disclosing material nonpublic information and ending one business day after the filing or furnishing of such report with the SEC. The following table provides information concerning each such award:

Name (a)	Grant date (b)	Number of securities underlying the award (c)	Exercise price of the award ($/Sh) (d)	Grant date for fair value of the award (e)(1)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day immediately following the disclosure of material nonpublic information

(%)(f)

Michael Pruitt	9/8/2025	90,000	18.50	713,817	77.1
Kathleen Weisberg	9/8/2025	45,000	18.50	356,909	77.1

(1) Amounts reported represent the aggregate grant date fair value of awards granted without regards to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the Named Executive Officers.

The purpose of these grants was to retain the Named Executive Officers to assist in the execution of the Company’s new digital asset treasury strategy (as described in the Form 8-K filed with the SEC on September 8, 2025 and to align the interests of the Named Executive Officers with the new shareholders of the Company. The strike price of the options granted is $18.50, which requires the NEOs to pay the same amount as the purchase price paid by the new shareholders in the 2025 PIPE.

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Pay-versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs.

Year (a)	Summary Compensation Table Total for PEO (Terence Wise) (b)(1)($)	Compensation Actually Paid to PEO (Terence Wise) (c)(3)($)	Summary Compensation Table Total for PEO (Michael Pruitt) (b)(2)($)	Compensation Actually Paid to PEO (Michael Pruitt) (c)(3)($)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (d)(4)($)	Average Compensation Actually Paid to non-PEO Named Executive Officers (e)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f)(5)($)	Net Income/ (Loss) (g)(6)($)

2025	168,500	168,500	873,817	1,103,334	517,619	517,619	179	(166,974,340)
2024	252,750	252,750	–	–	290,663	290,543	26	(1,950,587)
2023	337,000	337,000	–	–	304,945	302,996	53	(3,716,651)

(1) Represents the amounts reported for Mr. Wise, the Principal Executive Officer (“PEO”) who resigned on May 16, 2025, in the “Total” column of the “Summary Compensation Table” in each applicable year.

(2) Represents the amounts reported for Mr. Michael Pruitt, who was appointed as interim PEO and Chief Executive Officer on May 16, 2025, in the “Total” column of the “Summary Compensation Table” for fiscal year 2025 only. Mr. Pruitt did not serve as PEO during fiscal years 2024 or 2023.

(3) SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. For purposes of the equity award adjustments shown below, no equity awards were cancelled as a result of a failure to meet vesting conditions. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). The table below details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in each applicable year that were made to determine “compensation actually paid” (all amounts are averages for the NEOs other than the PEO).

(4) Represents the average of the amounts reported for the NEOs as a group (excluding the PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for 2025 are Kathleen Weisberg and Robert Wild. The names of each of the NEOs included for these purposes for 2024 are Kathleen Weisberg, Robert Wild, Paul Severino, and Tom KraMer. The names of each of the NEOs for these purposes for 2023 are Anthony Camarda, Robert Wild, Paul Severino and Tom KraMer.

(5) Represents the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s common stock at September 30, 2022 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.

(6) Represents the amount of net income/(loss) reflected in the Company’s audited consolidated financial statements for the applicable fiscal year reflected in the table.

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Reconciliation of Summary Compensation to Compensation Actually Paid

Year	Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
2025	PEO-Terence Wise	168,500	0	0	0	0	0	0	168,500
	PEO-Michael Pruitt	873,817	(753,817)	269,517	0	713,817	0	0	1,103,334
	Other NEOs	517,619	(178,454)	0	0	178,454	0	0	517,619
2024	PEO	252,750	0	0	0	0	0	0	252,750
	Other NEOs	290,663	0	0	0	0	(120)	0	290,543
2023	PEO	337,000	0	0	0	0	0	0	337,000
	Other NEOs	304,945	0	0	(1,210)	0	(739)	0	302,996

Relationship Between Compensation Actually Paid and our Total Shareholder Return

Our stock price performance is not one of the elements used in determining Compensation Actually Paid to our Named Executive Officers. However, the amount of Compensation Actually Paid to our Named Executive Officers aligns with the Company’s Total Shareholder Return (TSR) due to the fact that a portion of the compensation paid to our Named Executive Officers is comprised of equity awards. In 2024, and 2023, the amount of Compensation Actually Paid to our Named Executive Officers was less than the Summary Compensation Table total for the Named Executive Officers due to the decline in fair value of equity awards due in part to the declining stock price and TSR.

Relationship Between Compensation Actually Paid and our Net Income/(Loss)

GAAP net income/(loss) is a measure of our overall profitability that we believe is a factor that can drive our stock price performance. However, Compensation Actually Paid is less sensitive to our annual GAAP net income/(loss) because management and our Board do not believe that our GAAP net income/(loss) is the only meaningful measure in allowing investors to evaluate management’s performance. The Board considers multiple factors when determining executive compensation, including both financial and non-financial performance metrics, strategic objectives, and market conditions. While the Company has experienced net losses in recent years, the Board believes that compensating executives competitively is necessary to retain key talent with the skills to provide the leadership the Company needs to succeed and to execute on the Company’s long-term strategic plan.

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PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026

Our Board has appointed CBIZ CPAs P.C. (“CBIZ”) to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2026. CBIZ has been Forward’s independent registered public accounting firm since March 2025. Prior to that, CohnReznick LLP (“CR”) was our independent registered public accounting firm. Selection of Forward’s independent registered public accounting firm is not required to be submitted to a vote of the shareholders of Forward for ratification. However, Forward is submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Forward and its shareholders. If the appointment is not ratified, the Board will consider its options.

A representative of CBIZ is not expected to be present at the Annual Meeting.

Change in Independent Registered Public Accounting Firm

On March 28, 2025, the Audit Committee dismissed CR as the Company’s independent registered public accounting firm.

The reports of CR on the Company’s financial statements for the fiscal years ended September 30, 2024 and 2023 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report on the Company’s financial statements for the fiscal year ended September 30, 2024 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern, which contemplated, among other things, the realization of assets and satisfaction of liabilities in the ordinary course of business. During the fiscal years ended September 30, 2024 and 2023 and the subsequent interim period through March 28, 2025, the effective date of CR’s dismissal, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CR would have caused CR to make reference thereto in its reports on the financial statements of the Company for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Board recommends a vote “FOR” this Proposal No. 2.

Audit Committee

The Audit Committee, which as of the date of this proxy statement consists of Sangita Shah and Keith Johnson, reviews Forward’s financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee met and held discussions with management and CBIZ. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), and the Audit Committee reviewed and discussed the consolidated financial statements with management and CBIZ. The Audit Committee reviewed with CBIZ its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”).

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Audit Committee Report

The Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	met privately with CBIZ, our independent registered public accounting firm for the fiscal year ended September 30, 2025 and discussed matters required by the PCAOB;

•	received the written disclosures and the letter from CBIZ, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with CBIZ its independence from us; and

•	in reliance on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC.

This report is submitted by the Audit Committee:

Keith Johnson

Sangita Shah

The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filings that Forward files with the SEC.

It is not the duty of the Audit Committee to determine whether Forward’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and Forward’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with US GAAP; and (2) the report of Forward’s independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis. In its review of non-audit services, the Audit Committee considers whether the engagement could compromise the independence of the Company’s independent registered public accounting firm, and whether reasons of efficiency or convenience make it in the Company’s best interest to engage the Company’s independent registered public accounting firm to perform the services.

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Fees incurred by Forward for the Services Provided by its Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees for audit and other services provided by CBIZ for the fiscal year ended September 30, 2025 and the aggregate fees for audit and other services provided by CR for the fiscal year ended September 30, 2024:

	2025 ($)	2024 ($)
Audit Fees (1)	436,591	308,175
Audit Related Fees	–	–
Tax Fees (2)	–	60,790
All Other Fees	–	–
Total	436,591	368,965

________________

(1)	Audit fees - these fees relate to the annual audits and quarterly reviews of our financial statements as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Tax fees - preparation of federal, state and local income tax filings for the Company and its subsidiaries.

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PROPOSAL 3. APPROVAL OF AN AMENDMENT TO INCREASE THE SHARES AVAILABLE FOR ISSUANCE

UNDER THE 2021 EQUITY INCENTIVE PLAN

The Company’s 2021 Equity Incentive Plan (the “2021 Plan”) was adopted by the Board on December 17, 2020 and was approved by shareholders on February 16, 2021. On January 15, 2026, the Board approved the 2021 Plan Amendment to increase the maximum total number of shares of common stock the Company may issue under the 2021 Plan to 8,724,667 shares (an increase of 8,295,567 shares) because the Company needs to be able to issue equity awards to directors, management, and service providers in order to attract and retain such persons and to further align their interests with those of the Company’s shareholders. The Board determined that an increase under the 2021 Plan based on 7.5% of the Company’s fully-diluted shares outstanding as of the approval date was appropriate and in the best interests of shareholders and the Company. As of the record date, there were approximately 60 employees, three non-employee directors and 16 consultants eligible to participate in the 2021 Plan. As of the record date, the closing price of the Company’s common stock was $7.73 per share.

The Board, acting as the Compensation Committee (the “Committee”), approved the 2021 Plan Amendment, subject to approval of the shareholders. If the shareholders do not approve the 2021 Plan Amendment, the 2021 Plan will remain in effect and unchanged. If approved by the shareholders, the 2021 Plan Amendment will be effective immediately.

Reason for the Proposal

The 2021 Plan currently authorizes the issuance of up to 429,100 shares of common stock. As of the record date, there were 302,460 shares of common stock subject to outstanding stock options which were issued under the Plan.

As of the record date, there are only 52,668 shares remaining for future grants under the 2021 Plan, which management and the Board believes is inadequate to execute the Company’s digital asset treasury strategy.

If approved by the shareholders, the 2021 Plan Amendment will enable the Company to continue to provide stock-based incentives that will enhance the alignment of interests of employees, consultants and directors with those of the shareholders of the Company. In offering stock ownership and rewarding employees for their achievements, the Company believes it will motivate employees to achieve superior long-term results. Additionally, as the Company competes for employees and key personnel in a variety of geographic regions and talent markets, the Company believes it must maintain competitive compensation programs to continue to attract, motivate, and retain the types of employees, consultants and directors who will contribute to the Company's short-term financial performance and long-range success. The Company also believes that the 2021 Plan Amendment will allow it to continue to utilize a balanced approach to compensation by using a combination of salaries, performance-based bonuses, and long-term equity incentives. The compensation structure encourages management to make decisions that favor the Company’s future stability and profitability, rather than short term results.

Set forth below is a summary of the 2021 Plan, which is qualified in its entirety by reference to the full text of the 2021 Plan Amendment, a copy of which is included as Annex B to this Proxy Statement and the full text of the 2021 Plan as originally approved by the shareholders, a copy of which is included as Annex C to this Proxy Statement. If there is any inconsistency between the following summary of the 2021 Plan and the full text of the 2021 Plan Amendment, the full text shall govern.

Material Terms of the 2021 Plan

The following summary of the material terms of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan. You also may obtain a copy of the 2021 Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, 700 Veterans Memorial Hwy, Suite 100, Hauppauge, New York 11788.

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Effective Date; Duration of the 2021 Plan

If approved, the 2021 Plan Amendment will become effective as of the date on which the 2021 Plan Amendment is approved by our shareholders. The 2021 Plan became effective on February 16, 2021, and will continue in effect until the tenth anniversary of the date it was approved by shareholders, unless terminated by the Board.

Plan Administration

The 2021 Plan will continue to be administered by the Committee or, in the Board’s sole discretion by the Board. The Committee will continue to have the authority to, among other things, interpret the 2021 Plan, determine who will be granted awards under the 2021 Plan, determine the terms and conditions of each award, and take action as it determines to be necessary or advisable for the administration of the 2021 Plan.

Eligibility

The Committee may grant awards to any employee, consultant, or director of the Company and its affiliates. Only employees are eligible to receive incentive stock options.

Shares Available for Awards; Limits on Awards

The 2021 Plan currently authorizes the issuance of up to 429,100 shares of common stock.

As of the record date, there are only 52,668 shares remaining for future grants under the 2021 Plan, which management and the Board believes is inadequate to execute the Company’s digital asset treasury strategy.

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the 2021 Plan.

Types of Awards that May Be Granted

Subject to the limits in the 2021 Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the 2021 Plan are: stock options (including both incentive stock options (ISOs) and non-qualified stock options), stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance share awards, and performance cash awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a non-qualified stock option. ISOs and non-qualified stock options are taxed differently, as described under Federal Income Tax Consequences of Awards. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $7.73 per share. Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee.

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Stock Appreciation Rights

A stock appreciation right (“SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with an option granted under the 2021 Plan.

Restricted Stock

A restricted stock award is an award of actual shares of common stock which may be subject to certain restrictions for a period of time determined by the Committee. Restricted stock may be held by the Company or in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends, provided that any cash or stock dividends with respect to the restricted stock will be withheld by the Company for the participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld will be distributed to the participant in cash or, at the discretion of the Committee, in shares of common stock having a fair market value equal to the amount of such dividends upon the release of restrictions on such restricted stock, unless such restricted stock is forfeited.

Restricted Stock Units

A restricted stock unit (“RSU”) is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which may be subject to certain restrictions for a period of time determined by the Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Committee may grant RSUs with a deferral feature (deferred stock units or DSUs), which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant’s award agreement. The Committee has the discretion to credit RSUs or DSUs with dividend equivalents.

Performance Share Awards

A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award, the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award.

Performance Cash Awards

A performance cash award is a cash award (for a dollar value not in excess of $50,000) that is payable contingent upon the attainment during a performance period of certain performance goals. The Committee has the discretion to determine the length of the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions and restrictions of the award. The Company may still award cash bonuses or similar cash-based compensation outside of the 2021 Plan.

Vesting

The 2021 Plan allows for awards subject to either time-based vesting or performance-based vesting, or both as determined by the Committee. The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

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Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the 2021 Plan and any award agreements, the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards and the maximum number of shares of common stock with respect to which any one person may be granted awards during any period will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of incentive stock options (“ISOs”), ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (the “Code”) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, (i) the vesting of all awards under the 2021 Plan will fully accelerate and all outstanding options and SARs will become immediately exercisable, (ii) the restricted period will expire immediately with respect to all outstanding restricted stock and restricted stock units, and (iii) in the case of performance share awards and performance cash awards, all incomplete performance periods in effect on the date the change in control occurs will end on the date of such change in control and the Committee will (a) determine the extent to which performance goals with respect to each such performance period have been met and (b) cause applicable participants to be paid partial or full awards for each such performance period based upon the Committee’s determination of the degree to which performance goals were attained or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

In addition, in the event of a change in control, the Committee may, in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders the value of the awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price that equals or exceeds the price paid for a share of common stock in connection with the change in control, the Committee may cancel the option or SAR without the payment of any consideration.

“Change in Control” generally means, with certain exceptions, the occurrence of: (i) any person becomes the owner of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the 2021 Plan is adopted by the Board, are incumbent directors cease for any reason to constitute at least a majority of the members of the Board. Shareholders are encouraged to review the 2021 Plan for the full definition of Change of Control.

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Amendment or Termination of the 2021 Plan

The Board may amend or terminate the 2021 Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable laws or the rules of any stock exchange or quotation system on which the shares of common stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the 2021 Plan. The 2021 Plan will terminate on the 10th anniversary from the date it was approved by shareholders, unless terminated earlier by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Forfeiture and Recoupment

Each award and the applicable participant’s rights, payments and benefits with respect to an award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the participant’s: (i) breach of a duty of confidentiality, (ii) competing with the Company, (iii) soliciting Company personnel after employment is terminated, (iv) failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the participant, (v) being terminated for cause, (vi) violating of the Company’s insider trading policy, or (vii) engaging in other conduct that is detrimental to the business or reputation of the Company and/or its affiliates as determined by the Board.

Clawback

Each award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company pursuant to any of the foregoing.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the 2021 Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

Incentive Stock Options

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise, the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year in which the ISO is exercised, not when the shares are sold.

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If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the date of transfer of the shares, the participant will recognize ordinary income as of the grant date equal to the excess of the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

Restricted Stock Units

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any appreciation in the shares after settlement will be taxed at capital gains rates (long-term or short-term depending on the holding period from the settlement date).

Section 409A

Section 409A of the Code imposes complex rules on non-qualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2021 Plan and awards granted under the 2021 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

New Plan Benefits

Because future grants of awards under the 2021 Plan are subject to the discretion of the Board and the Committee, the future awards that may be granted to participants cannot be determined at this time. There are no grants that have been previously made which are contingent upon receiving shareholder approval of the grant.

The Board recommends a vote “FOR” this Proposal No. 3.

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PROPOSAL 4. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act and recent legislation, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation.

Advisory Vote and Board Recommendation; Vote Required

We encourage shareholders to read the “Executive Compensation” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers in fiscal year 2025. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders. At the 2022 Annual Meeting of Shareholders, the Company held a non-binding advisory shareholder vote on the compensation program for our Named Executive Officers. At such meeting, over 97% of the shares present in person and entitled to vote voted in favor of our say on pay proposal.

This vote is not intended to address any specific element of compensation but rather the overall compensation of our Named Executive Officers and the compensation philosophy, policies, practices and disclosures described in this proxy statement.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to Forward’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

The Board recommends a vote “FOR” this Proposal No. 4.

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PROPOSAL 5. Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

As described in our “say-on-pay” Proposal 4 above, our shareholders are being asked to cast an advisory vote on the compensation of our Named Executive Officers, as disclosed in this proxy statement. In addition, in accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are asking our shareholders to cast an advisory vote on how often we should include a say-on-pay vote in our proxy statement for future shareholder meetings. Shareholders may vote to request the say-on-pay vote every year, every two years or every three years or may abstain from voting.

Advisory Vote and Board Recommendation

After careful consideration of the frequency alternatives, our Board has determined that holding an advisory vote to approve the compensation of our Named Executive Officers every three years is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our Named Executive Officers occur every third year. Our executive compensation program is designed to create long-term value for our shareholders, and a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance. We also believe that a vote every three years is an appropriate frequency to provide sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

You may cast your vote on your preferred voting frequency by choosing one year, two years or three years or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years or three years that receives the affirmative vote of the greatest number of the votes cast in person or by proxy at this meeting will be the preferred frequency recommended by the shareholders with which Forward is to hold a shareholder vote to approve, on an advisory basis, the compensation of its named executive officers.”

Because this vote is advisory and not binding on the Board or Forward in any way, the Board may decide that it is in the best interests of our shareholders and Forward to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. At the 2019 Annual Meeting of Shareholders, approximately 83% of the shares present in person and entitled to vote voted in favor of the option of frequency vote once every three years.

The Board recommends a vote “FOR” an advisory vote every THREE YEARS on the compensation of our executive officers.

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PROPOSAL 6. REINCORPORATION

Our Board has unanimously approved, and recommended that our shareholders approve and adopt (i) the Reincorporation, pursuant to which the Company would be merged into a Texas Corporation, (ii) the Agreement and Plan of Merger (“Plan of Merger”) included as Annex A to this Proxy Statement and (iii) the Certificates of Merger (New York and Texas) included as Annex A-1 to this Proxy Statement.

The Reincorporation will be effected through a merger pursuant to the NYBCL, and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code (the “TBOC”), as set forth in the Plan of Merger.

Through the adoption of the Plan of Merger, upon the effective time of the Reincorporation (the “Effective Time”):

•	The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name, “Forward Industries, Inc.” The corporate existence of Forward Industries, Inc. will not cease at any time.
•	The internal affairs of the Company will cease to be governed by New York law and will instead be subject to Texas law. See “What Changes After Reincorporation?—Certain Differences in Stockholder Rights under New York and Texas Law” below.
•	The Company will cease to be governed by the New York Charter, and the Restated Bylaws of the Company (the “New York Bylaws”), and will instead be subject to the provisions of the Texas certificate of formation (the “Texas Charter”) and the Texas bylaws (the “Texas Bylaws”), forms of which are included as Annex D and Annex E, respectively, to this Proxy Statement. Shareholders may review our New York Charter and New York Bylaws which are incorporated by reference in our SEC filings including our Form 10-K for the year ended September 30, 2025 filed with the SEC on December 11, 2025. See “What Changes After Reincorporation?—Certain Differences Between the New York Charter and Bylaws and the Texas Charter and Bylaws” below.
•	The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Reincorporation).
•	Each outstanding share of our common stock will be automatically converted into one outstanding share of common stock of the Texas Corporation pursuant to the Plan of Merger.
•	Shareholders will not need to exchange their existing stock certificates or book entry entitlements for new stock certificates or book entry entitlements, respectively.
•	Each outstanding warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award, or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of the common stock or other equity securities of the Company, whether vested or unvested, which is outstanding immediately prior to the Reincorporation, will continue in existence and constitute a warrant, stock option, performance-based stock option, restricted stock unit, performance restricted stock unit, restricted stock, equity or equity-based award or other right to acquire, or any instrument to convert into or exchange for, or that is based on the value of, the same amount of common stock or other equity securities of the Texas Corporation, respectively, and, if applicable, with the same exercise, purchase or conversion price per share, and will, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other terms and conditions as in effect immediately prior to the Reincorporation.
•	Our common stock will continue to be traded on The Nasdaq Capital Market under the symbol “FWDI.” We do not expect any interruption in the trading of our common stock as a result of the Reincorporation.
•	The Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the New York Corporation (including any appeal therefrom) that is pending as of the Effective Time or extinguish or adversely affect the standing or ability of such persons or entities to initiate certain derivative actions or suits on behalf of the New York Corporation. See “Certain Matters That Will Not Change After Reincorporation—Eligible Derivative Actions” below for more information regarding such eligible derivative actions.
•	In connection with the Reincorporation, the Company intends to make filings with the Secretary of State of Texas and the Secretary of State of New York and does not anticipate making any other filings to effect the Reincorporation. Nonetheless, we may face legal challenges to the Reincorporation.
•	The Reincorporation may be delayed by the Board, or the Plan of Merger may be terminated and abandoned by action of the Board, at any time prior to the Effective Time, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders.

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Background of the Reincorporation

Our mission is to expand and strengthen the Solana ecosystem by acquiring and staking Solana and engaging with, providing tools to and investing in the Solana protocol, Solana developers and Solana based projects in order to increase shareholder value.

In light of recent state-level efforts to modernize corporate law — particularly in Texas -- and our mission to strengthen the Solana ecosystem and drive shareholder value, the Board assessed whether relocating the Company’s state of incorporation would advance our mission and long-term strategy.

The Board’s Evaluation of the Reincorporation

Since the second fiscal quarter of 2025, at meetings of the Board management, including in-house and/or outside legal counsel, noted recent developments in New York, Nevada, Delaware, and Texas and discussed the possibility of redomiciling in another state. Prior to the 2025 PIPE, the Company sought shareholder approval to move the Company’s state of incorporation to Nevada. That proposal was not approved. As a result of the Company’s new digital asset treasury strategy, management broadened the number of states it reviewed as potential states to reincorporate in. Starting in December 2025, management of the Company reviewed with legal counsel corporate law in the State of New York and initiatives by certain other states, including Texas, aimed at enhancing their attractiveness as jurisdictions of incorporation.

At a meeting of the Board on January 13, 2026, management advised the Board that based on its continued review of the benefits and risks associated with reincorporation in Texas and its conversations with Texas counsel, it was recommending that the Company reincorporate to Texas. Management noted that while both Delaware and Texas offer certain advantages over New York, due to Texas’ more statute-based approaches to corporate law, Texas was the superior choice for advancing the Company’s strategic objectives, given its pro-business culture, as evidenced by its recent and substantial legislative reforms to modernize corporate law, streamline governance processes, and limit opportunistic litigation, its emergence as a leading jurisdiction for technology-focused businesses, and its pro-crypto mentality. Management also discussed previously identified risks associated with incorporating in Texas, including the lack of established precedent in certain areas of corporate law and recently formed business courts and identified ways the Company could mitigate these risks.

Following an extensive discussion on the matter, the Board unanimously adopted resolutions approving the Reincorporation, the Plan of Merger and the Reincorporation Resolutions, and recommend that shareholders approve and adopt, the Reincorporation, the Plan of Merger, and the Reincorporation Resolutions.

Reasons for the Reincorporation

Texas’ Innovative Approach to Corporate Law and Business Friendly Mindset

The Company’s mission is to grow and strengthen the Solana ecosystem, increase SOL per share and create value for shareholders. This is best supported by a legal environment that fosters innovation, predictability, and operational flexibility. After careful consideration, the Board has determined that Texas provides the best legal framework to enable the Company to achieve its mission.

Texas has emerged as a leading innovator in corporate law, demonstrated by recent amendments to the TBOC that modernize governance, increase statutory clarity, and codify key protections for boards and shareholders. One such example is the codification of the business judgment rule, which reinforces that directors may exercise their business judgment free from unnecessary judicial intervention when acting lawfully and in good faith. These and other TBOC enhancements reflect Texas’s commitment to creating a code-based, forward-looking governance regime that provides greater certainty for corporate decision-making, particularly for mission-driven and innovative companies.

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The Board views Texas’s increasingly code-based approach as better supporting the Company’s strategic planning in today’s competitive environment. Texas’s legal framework is intended to reduce reliance on judicial discretion, offers potentially more predictable statutory standards, and is well-aligned with the needs of businesses operating at the forefront of innovation.

Aside from Texas’s code-based approach to corporate law, Texas has built a reputation as one of the most business-friendly states in the country, making it an attractive place to incorporate. The state’s pro-business regulatory climate favors private ordering, limits unnecessary compliance obligations, and minimizes administrative costs. For technology and high-growth corporations like ours, this combination of legal flexibility, protective statutes, and a light-touch tax and regulatory environment provides a cost-effective, low-friction platform for growth.

Texas’ Public Support for Blockchain and Crypto Innovation

The State of Texas has firmly established itself as a national leader in digital asset adoption—viewing crypto not as a niche experiment, but as a cornerstone of its economic future. With clear rules, a supportive pro-innovation government, and world-class energy and technology sectors, Texas has earned recognition as one of the most crypto-friendly states in the nation.

State lawmakers have enacted legislation formally recognizing digital assets under Texas commercial law, providing clarity and confidence for innovators and investors alike. Governor Greg Abbott and other state leaders have consistently demonstrated steadfast support for blockchain and cryptocurrency innovation. Most recently, Texas created a Strategic Bitcoin Reserve—one of the first-of-its-kind state-managed fund designed to hold Bitcoin and other eligible digital assets.

Texas is also home to a thriving blockchain ecosystem, including one of the largest concentrations of Bitcoin mining operations in the world. Industry leaders and advocacy organizations continue to work closely with policymakers to ensure Texas remains at the forefront of forward-looking crypto policy and sustainable innovation.

Certain Risks Associated with the Reincorporation

Although the Board believes that the Reincorporation is in the best interests of the Company and its shareholders, there can be no assurance that the Reincorporation will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company.

Certain Differences Between New York and Texas Law

Although the Board believes that the rights of shareholders under the NYBCL and the TBOC are relatively similar, the NYBCL and New York case law collectively are different in certain respects than the TBOC and existing Texas case law in ways that may affect the rights of our shareholders. Please see the Company’s summary of certain differences in the section titled “What Changes After the Reincorporation?—Certain Differences in Stockholder Rights under New York and Texas Law.”

For example, under the TBOC, a shareholder may inspect a Texas corporation’s books and records, subject to certain limitations, if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months. The NYBCL, on the other hand, does not require that a stockholder hold a certain number of shares or hold such shares for a stated period of time prior to exercising their books and records inspection rights. Thus, some of our shareholders entitled to make a books and records demand today (as shareholders in a New York corporation) will not be able to make a similar demand following the Reincorporation.

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In addition, under New York law, there is no express statutory authority for fiduciaries to consider factors other than long-term stockholder value maximization, unless the corporation is specifically incorporated as a public benefit corporation. As a Texas corporation, under the TBOC, our directors would not be prohibited from considering the interests of other constituents.

The Board identified certain other areas where the law in Texas differs in some respect from the law in New York. These were generally considered by the Board to be procedural in nature. The most potentially important area is related to anti-takeover protections. Both New York and Texas permit a range of anti-takeover defenses, including poison pills. Both have business combination provisions and allow boards of directors to create new directorships and fill vacancies, though Texas law prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders. Another potential area of difference involves change of control transactions. Texas law allows directors to take into account “the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Similarly, under New York law, the decision whether to sell the company or “just say no” is a business judgment for the board of directors in which they can take into account the corporation’s long-term interests. But once the board of directors determines to pursue a change of control transaction, New York law requires the directors to act reasonably to obtain the best price available.

Texas recently adopted significant amendments to the TBOC (the “TBOC Amendments”), as noted above. Perhaps most significantly, the TBOC Amendments codified the business judgment rule. Under the TBOC Amendments, a breach of duty claim may be brought against a director only if the plaintiff can prove intentional misconduct, fraud, an ultra vires act or a knowing violation of law. In addition, under the TBOC Amendments, emails, texts, social media posting and similar electronic communications are not generally considered books and records of a corporation unless such items effectuate a corporate act. Under the analogous NYBCL books and records statute, these materials are only available if either (a) the corporation does not have board/stockholder minutes or written consents, annual financial statements, or (for public companies) independence questionnaires and such materials are necessary and essential to fulfill the inspecting stockholder’s proper purpose or (b) the stockholder proves that it has a compelling need for such records, supported by clear and convincing evidence that such records are necessary and essential to its proper purposes. The TBOC Amendments also allow certain Texas corporations, including the Texas Corporation, to include in their governing documents a provision establishing a minimum ownership threshold, not higher than 3% of the outstanding stock, that must be held by one or more shareholders in order to bring a derivative claim, and now permit Texas corporations to include in their governing documents an enforceable waiver of the right to a jury trial concerning any internal entity claim. The TBOC defines an “internal entity claim” as a claim of any nature, including a derivative claim in the right of an entity, that is based on, arises from, or relates to the “internal affairs” of the entity, meaning the rights, powers, and duties of its governing authority, governing persons, officers, owners, and members; and matters relating to its membership or ownership interests. The Texas Bylaws provide that a shareholder or group of shareholders desiring to bring a derivative proceeding on behalf of the Texas Corporation against any director and/or officer of the Texas Corporation in his or her official capacity must beneficially own a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Texas Corporation.

The Courts Have Not Applied the TBOC Amendments

The TBOC Amendments became effective between May and September of 2025, and there is not a significant body of case law interpreting, clarifying, validating or supporting the TBOC Amendments. There is ongoing litigation challenging certain of the TBOC Amendments. One case involves a challenge to a board’s ability to adopt a minimum ownership threshold for derivative claims with such threshold to be effective against a shareholder who made a demand on, but did not institute a proceeding against, the corporation prior to the adoption of the bylaw. Certain other cases involve challenges to the requirement that proxy advisors provide additional disclosure to shareholders of Texas-based corporations when their recommendations are not made solely in the financial interests of shareholders. On August 30, 2025, the United States District Court for the Western District of Texas entered a preliminary injunction, enjoining the Texas Attorney General and his agents, employees and persons acting under his direction or control, but not other potential plaintiffs, from taking any action to enforce the proxy advisory services disclosure requirements against ISS and Glass Lewis. Other cases could challenge the validity of the TBOC Amendments, apply them in ways that are inconsistent with how we understand the language of the TBOC Amendments, or qualify them in unforeseen ways, any of which could have an adverse effect on our business.

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Transaction Costs and Litigation Risk

We have incurred and will incur certain costs in connection with the Reincorporation, including certain filing fees and legal and other transaction costs. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Reincorporation.

It is also possible that the Reincorporation, regardless of merit, results in litigation, with additional expense and distraction for the Company. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After The Reincorporation?

The Reincorporation will effect a change in the state of incorporation of the Company and other changes, the most significant of which are described below. Following the Reincorporation, we will be governed by the TBOC instead of the NYBCL, and we will be governed by the Texas Charter and the Texas Bylaws instead of the New York Charter and the New York Bylaws.

Certain Differences Between the New York Charter and Bylaws and the Texas Charter and Bylaws

The Texas Charter and the Texas Bylaws have been drafted with an intent to parallel the New York Charter and the New York Bylaws to the extent practicable. In addition, there are differences between the New York Charter and New York Bylaws and the Texas Charter and Texas Bylaws as they will be in effect after the Reincorporation, particularly with respect to changes (i) that are required by Texas law, (ii) that are necessary in order to preserve certain rights of shareholders and powers of the Board following the Reincorporation, or (iii) that the Board has determined are otherwise in the best interests of the Company and its shareholders.

The following discussion is a summary of certain differences between the Texas Charter and the New York Charter and between the Texas Bylaws and the New York Bylaws. This summary does not cover all the differences between the New York Charter and New York Bylaws and the Texas Charter and Texas Bylaws. This summary is subject to the complete text of the relevant provisions of the Texas Charter and Texas Bylaws and the New York Charter and New York Bylaws. We encourage you to read those documents carefully.

	New York	Texas
Acts Requiring Stockholder Approval	The New York Charter provides that if (i) any plan of merger or consolidation, (ii) any sale, lease, exchange, or other disposition of all or substantially all the assets of the Corporation not made in the usual or regular course of business actually conducted by the Corporation, (iii) any plan for a binding share exchange, or (iv) dissolution of the Corporation is required to be adopted or approved by the shareholders of the Corporation, such action shall be adopted or approved by a majority of the votes of all outstanding shares entitled to vote thereon.	The Texas Charter provides that, to the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of common stock or preferred stock as specified in the Texas Charter or in any Certificate of Designation, and further subject to the Texas Bylaws and the provisions of the Texas Charter, the vote of shareholders holding a majority of the voting power of all of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Texas Corporation to take, or affirm the taking of, any action, including any “fundamental business transaction” and “fundamental action” as defined in the TBOC.

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Board of Directors Vacancies	The New York Bylaws provide that any vacancy occurring in the Board may be filled by the affirmative vote of a majority of the remaining directors and such term will only be until the next election of directors by the shareholders.	The Texas Charter provides that director vacancies may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC.
Director and Officer Liability	The New York Charter eliminates the personal liability of the Corporation’s directors to the Corporation or its stockholders for monetary damages for any breach of fiduciary duties as a director, to the fullest extent permitted by the NYBCL as now in effect or as it may be amended in the future.	The Texas Charter eliminates the personal liability of the Texas Corporation’s directors and officers to the Texas Corporation or its shareholders for monetary damages for any breach of fiduciary duties as a director or officer, as applicable, to the fullest extent permitted by Texas law (now or in the future).
Stockholder Action by Written Consent	The New York Charter does not permit shareholders to take action by written consent by less than all of the holders.	The Texas Charter provides that, subject to the preferential or other rights of any holders of common stock or preferred stock then outstanding, any action required or permitted to be taken at any meeting of the shareholders may be taken without a meeting if holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Texas Corporation entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission.
Calling of Special Stockholder Meetings	The New York Bylaws provide that special meetings of the shareholders can be called at any time by (i) the President; (ii) the Chairman of the Board; (iii) the majority vote of the Board; or (iv) Qualified Shareholders holding at least 30% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.	The Texas Charter provides that special meetings of the shareholders may be called only by the Chairperson of the Board, the Chief Executive Officer, the President, the Board acting pursuant to a resolution adopted by a majority of the Board (as defined in the Texas Charter), or the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the voting power of all of the Texas Corporation’s then issued and outstanding shares of stock entitled to vote at such special meeting.
Notice to Stockholders	The New York Bylaws provide (a) written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by first class mail to each shareholder of record entitled to vote at such meeting. Notice may be given by third class mail, in which event, the notice shall be given not fewer than twenty-four (24) nor more than sixty (60) days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation or at such other address given by the shareholder in accordance with law. Notice shall be signed by the President, Secretary, or an Assistant Secretary of the Corporation. Except as required by statute, notice of any adjourned meeting shall not be required. (b) any previously scheduled meeting of the shareholders may be postponed, and any special meeting of the shareholders (in the case of a meeting called by one or more Qualified Shareholders, only at their written request) may be cancelled, by resolution of the Board upon public notice given prior to the date previously scheduled for such meeting of shareholders.

The Texas Bylaws provide that written notice of every meeting of shareholders shall be given in accordance with applicable law.

The TBOC does not include provisions allowing for a single notice to be delivered to multiple shareholders at the same address.

Also, under the TBOC, shareholders must give affirmative consent to receive electronic transmissions.

Accordingly, the Texas Bylaws provide that electronic transmission is only available where the shareholder has consented to this method of delivery.

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Ownership Threshold for Derivative Proceedings	None, other than plaintiff must be a shareholder at time of misconduct and lawsuit.	The Texas Bylaws provide that a shareholder or group of shareholders desiring to bring a derivative proceeding on behalf of the Texas Corporation against any director and/or officer of the Texas Corporation in his or her official capacity must beneficially own a number of shares of common stock sufficient to meet an ownership threshold of at least 3% of the total outstanding shares of the Texas Corporation.
Fiduciary Duties

Under New York law, (a) A director shall perform his duties as a director, including his duties as a member of any committee of the board upon which he may serve, in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements including financial statements and other financial data, in each case prepared or presented by officers or employees of the corporation. counsel or a committee of the Board upon which he does not serve.

A person who so performs his duties shall have no liability by reason of being or having been a director of the corporation. (b) In taking action, including, without limitation, action which may involve or relate to a change or potential change in the control of the corporation, a director shall be entitled to consider, without limitation, (1) both the long-term and the short-term interests of the corporation and its shareholders and (2) the effects that the corporation’s actions may have in the short-term or in the long-term upon any of the following: (i) the prospects for potential growth, development, productivity and profitability of the corporation; (ii) the corporation’s current employees; (iii) the corporation’s retired employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation; (iv) the corporation’s customers and creditors; and (v) the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which it does business.

In Texas, fiduciary duties are generally developed by case law.

Directors and officers owe fiduciary duties of loyalty, due care, and obedience (i.e., duty to follow the law and the governing agreements of the corporation) to the corporation.

Directors and officers may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by an officer or employee of the entity, legal counsel, a certified public accountant, an investment banker, a person who the director or officer reasonably believes possesses professional expertise in the matter, or a committee of the corporation on which the director or officer does not serve.

Business Judgment Rule	New York’s business judgment rule presumes that a corporation’s directors and officers are in a better position than courts to make business decisions even if, with the benefit of hindsight, their judgment proves to be mistaken.

Under Texas law, directors and officers are generally protected by the business judgment rule, which protects directors and officers from liability for decisions that may be considered negligent or unwise if made in good faith and within their discretion in furtherance of the corporation’s interests. In particular, a corporation with a series or class of stock listed on a national securities exchange or one which has opted in is protected by a codified business judgment rule which establishes a presumption that directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing law. This presumption governs director and officer liability in all matters of the corporation’s business (including transactions with interested persons), and neither the corporation nor any shareholder has a claim against a director or officer unless they (a) rebut the presumption and (b) prove an act or omission that both (1) is a breach of a duty and (2) constitutes intentional misconduct, fraud, an ultra vires act or a knowing violation of law. By requiring intentional misconduct, Texas law prevents a claim of breach of duty arising out of negligence or gross negligence.

In addition, the Texas Charter has an exculpation provision which forecloses personal liability for duty of care breaches.

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Procedures for Filling Vacant Directorships	The New York Bylaws provide that any vacancy occurring in the Board may be filled by the affirmative vote of the majority of the remaining directors and such term will only be until the next election of directors by the shareholders.	The Texas Charter provides that any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC. Any director elected to fill a vacancy in accordance with the preceding sentence shall hold office for the remainder of the unexpired term of the director’s predecessor; provided, however, that a director appointed by the Board to fill a vacancy resulting from an increase in the number of directors shall serve only until the next election of one or more directors by the shareholders at an annual or special meeting of shareholders or until such director’s earlier death, resignation, disqualification or removal. If a director is appointed by the Board to fill a vacancy created by the increase in the number of directors and the director was assigned to a class of the Board that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the director shall be included in the slate of nominees for election as directors at such meeting to serve for the remaining term associated with the class that the director was assigned by the Board.
Quorum and Required Vote for Stock Corporations	The New York Bylaws provide that, at any meeting of shareholders, the holders of at least one-third (33.3%) of the shares entitled to vote then issued and outstanding, present in person or represented by proxy, shall constitute a quorum, except as otherwise provided by law or by the certificate of incorporation. Except in the case of the election of directors, when a quorum is present or represented at any meeting, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the shareholders, except where a larger vote is required by law, by the certificate of incorporation, or by these bylaws.	The Texas Bylaws provide that at any meeting of shareholders, the holders of one-third (33.3%) of the shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum, except as otherwise provided by applicable law or by the Certificate of Formation. Except in the case of the election of directors, when a quorum is present or represented at any meeting, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the shareholders, except where a larger vote is required by applicable law, by the Certificate of Formation, or by these Bylaws
Stockholder Vote for Fundamental Business Transactions	The New York Charter provides that if (i) any plan of merger or consolidation, (ii) any sale, lease, exchange, or other disposition of all or substantially all the assets of the Corporation not made in the usual or regular course of business actually conducted by the Corporation, (iii) any plan for a binding share exchange, or (iv) dissolution of the Corporation is required to be adopted or approved by the shareholders of the Corporation under New York Business Corporation Law.

The Texas Charter provides that, except as otherwise expressly provided by the Charter or as required by the TBOC, the holders of shares of common stock (and, except as provided the any applicable certificate of designation, the holders of shares of any class of common stock or preferred stock) shall (a) vote as a single class or series, and separate voting by class or series shall not (Except as expressly set forth in the Charter) be required for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC.

The Texas Charter further provides that, to the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of common stock or preferred stock as specified Charter or in any certificate of designation, and further subject to the Bylaws and the provisions of the Charter, the vote of shareholders holding a majority of the voting power of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” and “fundamental action.” When voting as a single class, no class of shares that does not have voting rights shall have any right to participate in such vote.

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Interested or Affiliate Business Combinations Statute

New York law generally prohibits interested shareholders from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares.

After a five-year period, NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory “fair price” requirements are met.

Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such Texas public corporation, (b) the aggregate market value of the outstanding voting stock of such Texas public corporation or (c) the earning power or net income of such Texas public corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such Texas public corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status.

The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.

A corporation may expressly elect in its certificate of formation to not be governed by this statute.

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Charter Amendments

Under the NYBCL, (a) a corporation may amend its certificate of incorporation, from time to time, in any and as many respects as may be desired, if such amendment contains only such provisions as might be lawfully contained in an original certificate of incorporation filed at the time of making such amendment.

Amendment or change of the certificate of incorporation may be authorized by vote of the board, followed by vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders; provided, however, that, whenever the certificate of incorporation requires action by the board of directors, by the holders of any class or series of shares, or by the holders of any other securities having voting power by the vote of a greater number or proportion than is required by any section of this article, the provision of the certificate of incorporation requiring such greater vote shall not be altered, amended, or repealed except by such greater vote; and provided further that an amendment to the certificate of incorporation for the purpose of reducing the requisite vote by the holders of any class or series of shares or by the holders of any other securities having voting power that is otherwise provided for in any section of this chapter that would otherwise require more than a majority of the votes of all outstanding shares entitled to vote thereon shall not be adopted except by the vote of such holders of class or series of shares or by such holders of such other securities having voting power that is at least equal to that which would be required to take the action provided in such other section of the NYBCL.

The Texas Charter provides that, for an amendment to the Charter, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with provisions specified in the Charter; provided, further, that if two-thirds (2/3) of the Board of Directors has approved such amendment or repeal of, or any provision inconsistent with, the provisions specified in the Charter, then only the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by Charter, including any certificate of designation), shall be required to amend or repeal, or adopt any provision inconsistent with, the provisions specified in the Charter.
Bylaw Amendments	The New York Bylaws provide that the Bylaws may be altered or amended or repealed by (a) the affirmative vote of a majority of the stock issued and outstanding and entitled to vote thereat, at any annual meeting of the shareholders or at any special meeting of the shareholders if notice of the proposed alteration or amendment or repeal be contained in the notice of such special meeting, or (b) the affirmative vote of a majority of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors if notice of the proposed alteration or amendment or repeal be contained in the notice of such special meeting; provided, however, that the shareholders pursuant to clause (a) of this Section 801 may at any time limit the power of the board of Directors to amend, alter, or repeal any by-law adopted by the shareholders.	The Texas Charter provides that the Board shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Board. The shareholders also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of the Charter or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by the Charter, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the shareholders to adopt, amend or repeal any provision of the Bylaws; provided, further, that, in the case of any proposed adoption, amendment or repeal of any provisions of the Bylaws that is approved by at least two-thirds (2/3) of the Board and submitted to the shareholders for adoption thereby, then only the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any such provision of the Bylaws.

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Dividends and Distributions

New York law provides that, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends only out of surplus (defined as the excess of net assets over stated capital), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding year, provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

The New York Bylaws provide that the Board may fix a record date for the payment of dividends or distributions.

Under the TBOC, a Texas corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a Texas corporation is in receivership or the distribution is made in connection with the winding up and termination of the Texas corporation, if it either renders a Texas corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the Texas corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.

The Texas Charter provides that shares of common stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board out of any assets of the Corporation legally available therefor.

The Texas Bylaws provide that the Board may fix a record date for the payment of any dividend or distribution.

Inspection of Books and Records

Under New York law, any shareholder upon five days’ written demand may inspect the corporation’s shareholder list and other books and records for a proper purpose. Shareholders have both statutory and common law rights to inspect a corporation’s books and records if the shareholders seek the inspection in good faith and for a valid purpose. The statutory right supplements and does not replace the common law right. The common law right of inspection is broader than the statutory right and allows petitioners to inspect books and records beyond the materials set out in Section 624(b) of the NYBCL. (Ret. Plan for Gen. Emps. of City of N. Miami Beach v. McGraw-Hill Cos., Inc., 992 N.Y.S.2d 220, 223-24 (1st Dep’t 2014).) A shareholder’s common law right to inspection extends to the books and records of the corporation’s wholly owned subsidiary (Pokoik v. 575 Realties, Inc., 38 N.Y.S.3d 553, 555 (1st Dep’t 2016)).

Under the TBOC, a shareholder may inspect a Texas corporation’s books and records for a proper purpose during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand. Books and records do not include emails, text messages, social media information and similar electronic communications unless such communications effectuate a corporate action.

If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC.

A Texas corporation may defend against an inspection action by establishing that the shareholder: (1) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (2) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (3) was not acting in good faith or for a proper purpose in making the request. A shareholder request for corporate records is not made for a proper purpose if the corporation reasonably determines that the request relates to an active or pending derivative suit or litigation that is or is expected to be instituted by such shareholder or that involves or is expected to involve the corporation as an adversarial party.

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Interested Party Transaction Approvals	The NYBCL provides that (a) no contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, shall be either void or voidable for this reason alone or by reason alone that such director or directors are present at the meeting of the board, or of a committee thereof, which approves such contract or transaction, or that his or their votes are counted for such purpose: (1) if the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the board or committee, and the board or committee approves such contract or transaction by a vote sufficient for such purpose without counting the vote of such interested director or, if the votes of the disinterested directors are insufficient to constitute an act of the board as defined in section 708 (Action by the board), by unanimous vote of the disinterested directors; or (2) if the material facts as to such director’s interest in such contract or transaction and as to any such common directorship, officership or financial interest are disclosed in good faith or known to the shareholders entitled to vote thereon, and such contract or transaction is approved by vote of such shareholders. (b) If a contract or other transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or have a substantial financial interest, is not approved in accordance with paragraph (a), the corporation may avoid the contract or transaction unless the party or parties thereto shall establish affirmatively that the contract or transaction was fair and reasonable as to the corporation at the time it was approved by the board, a committee or the shareholders. (c) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board or of a committee which approves such contract or transaction. (d) The certificate of incorporation may contain additional restrictions on contracts or transactions between a corporation and its directors and may provide that contracts or transactions in violation of such restrictions shall be void or voidable by the corporation. (e) Unless otherwise provided in the certificate of incorporation or the by-laws, the board shall have authority to fix the compensation of directors for services in any capacity.	The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (1) one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or (2) an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation: (A) is a managerial official; or (B) has a financial interest is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (1) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (A) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or (B) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders.
Limitation of Personal Liability of Directors and Officers and Controlling Stockholders	The New York Charter limits the liability of directors to the fullest extent permitted by law.	The Texas Charter limits director and officer liability to the fullest extent permitted by the TBOC.

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Considerations by Directors Permitted by Statute

Under the NYBCL, a director shall be entitled to consider, without limitation, (1) both the long-term and the short-term interests of the corporation and its shareholders and (2) the effects that the corporation’s actions may have in the short-term or in the long-term upon any of the following: (i) the prospects for potential growth, development, productivity and profitability of the corporation; (ii) the corporation’s current employees; (iii) the corporation’s retired employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the corporation; (iv) the corporation’s customers and creditors; and (v) the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which it does business.

Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing in the applicable section thereof prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose. Texas also has a public benefit corporation statute.

Indemnification of Directors and Officers	The New York Bylaws authorize indemnification to the fullest extent permitted by law. Notwithstanding such indemnification, no indemnification is permitted if (i) a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; (ii) there has been a settlement approved by the court and the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement; and (iii) in the event of a proceeding by or in the right of the corporation to procure a judgment in its favor, no indemnification may be made if it is settled or otherwise disposed of or such person shall have been finally adjudged liable to the corporation, unless (and only to the extent that) the court in which the action was brought, or if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

To the fullest extent permitted by the TBOC, as the same now exists or may hereafter be amended from time to time, the Corporation is authorized to indemnify, and provide advancement of expenses to, its directors, officers, employees and agents (and any other persons to which the TBOC permits the Corporation to provide indemnification) through provisions in the Bylaws, agreements with such directors, officers, employees, agents or other persons, the vote of shareholders or disinterested directors or otherwise.

If, however, the person is found liable to a Texas corporation, or is found liable on the basis that he or she received an improper personal benefit, indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

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Dissent and Appraisal Rights

Under the NYBCL, dissenting holders of common stock who follow prescribed statutory procedures are entitled to appraisal rights in certain circumstances, including any plan of merger or consolidation to which the corporation is a party, a share exchange, any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval except that the right shall not be available: (i) to a shareholder of the parent corporation in a merger between a parent and subsidiary corporations; or (ii) to a shareholder of the surviving corporation in a merger authorized by the NYBCL, other than a merger specified above, unless such merger effects one or more of the changes specified in subparagraph 806(b)(6) of NYBCL in the rights of the shares held by such shareholder; or (iii) to a shareholder for the shares of any class or series of stock, which shares or depository receipts, at the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the plan of merger or consolidation, were listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

The New York Charter and New York Bylaws do not contain any provisions regarding appraisal rights.

Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if: (1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (A) listed on a national securities exchange; or (B) held of record by at least 2,000 owners; (2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and (3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (A) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or (ii) held of record by at least 2,000 owners; (B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or (C) any combination of the ownership interests and cash above.

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Threshold for Stockholder Proposals	The New York Bylaws provide that any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in the Bylaws, who is entitled to vote at the meeting, who complies with the notice procedures set forth in the Bylaws and who (in the case of nominations of persons for election to the Board of the Corporation) (i) has continuously held at least the lesser in value of (x) $2,000 in market value, or (y) 1%, of the Corporation’s outstanding capital stock entitled to vote for at least one year prior to the meeting date or (ii) is entitled to cast votes with respect to at least 5% percent of the outstanding capital stock of the Corporation, and who complies with the notice procedures set forth in this Bylaw.

A Texas public corporation that is either headquartered in Texas or that is listed on a Texas stock exchange may prohibit shareholders from including proposals on the corporation’s proxy unless they have held more than the lesser of (1) $1,000,000 of stock or (2) at least 3% of the corporation’s voting shares, for a continuous period of at least six months before the date of the meeting and throughout the entire duration of the meeting. The proposing shareholder must also solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal.

The Corporation has elected to be governed by the relevant section of the TBOC, when and if the applicable conditions are met.

The Texas Bylaws provide that for shareholder proposals, (i) the shareholder must have given timely notice pursuant to the Bylaws and must have provided any updates or supplements at the times and in the forms as required by the Bylaws; (ii) such proposal (other Board nominations) must be a proper matter for shareholder action; (iii) (A) if the shareholder provided the Corporation with a solicitation notice, such shareholder must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required to carry any such proposal and must have included the solicitation notice in such materials or (B) if the shareholder delivered a notice of nomination, the shareholder must certify, in writing, that it has complied with the requirements of the Exchange Act and deliver, within five business days prior to the annual meeting or any adjournment or rescheduling, reasonable evidence that it has complied with such requirements; and (iv) if not a proposal for Board election, and no solicitation notice relating thereto has been timely provided, the shareholder must not have solicited a number of proxies sufficient to have required the delivery of such a solicitation notice pursuant to the Bylaws.

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Certain Matters That Will Not Change After Reincorporation

Apart from being governed by the Texas Charter, Texas Bylaws and the TBOC, upon completion of the Reincorporation, the Company will continue to exist, without interruption, in the form of a Texas corporation. By virtue of the Reincorporation and in accordance with the TBOC, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, the Texas Corporation will assume and have all debts, liabilities and duties of the Company and the same may be enforced against the Texas Corporation to the same extent as if such debts, liabilities and duties had been incurred or contracted by the Texas Corporation.

Eligible Derivative Actions

In addition, the Plan of Merger provides that the Reincorporation will not extinguish the standing of any person or entity who is a plaintiff in any derivative action or suit brought on behalf of the New York Corporation (including any appeal therefrom) that is pending at the Effective Time or extinguish or adversely affect the standing or ability of any such person or entity to initiate such a derivative action or suit on behalf of the New York Corporation regarding acts, omissions or transactions occurring prior to the Effective Time if such person or entity was a stockholder or beneficial owner of the New York Corporation at the time of such act, omission or transaction; provided that, in each case, such person or entity shall maintain his, her or its status as a stockholder or beneficial owner of the Texas Corporation through the pendency of any such derivative action or suit (any such person or entity, a “Plaintiff,” and any such derivative action or suit, a “Derivative Action”). Following the Effective Time, the Texas Corporation will not assert that the Reincorporation, or the application of the laws of the State of Texas to the Texas Corporation, extinguished or adversely affected the standing or ability (as applicable) of any such Plaintiff to initiate or maintain any such Derivative Action.

No Change in Business, Jobs or Physical Location

The Reincorporation will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, net worth (other than as a result of the costs related to the Reincorporation), or state of incorporation of any subsidiary of the Company.

Our management, including all directors and officers and the positions they respectively hold, will be unchanged as a result of the Reincorporation. To the extent that the Reincorporation will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Reincorporation. The Company does not expect that any such required consent will impede its ability to reincorporate to Texas. The Reincorporation will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Texas Corporation.

No Securities Law Consequences

We will continue to be a publicly held company following completion of the Reincorporation, and our common stock will continue to be listed on The Nasdaq Capital Market and traded under the symbol “FWDI.” The Company will continue to file required periodic reports and other documents with the SEC. The Company does not expect any interruption in the trading of the common stock as a result of the Reincorporation, although no assurance can be given in this regard. We expect the Company and our shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as we and our shareholders were prior to the Reincorporation.

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No Exchange of Stock Certificates Required

Shareholders will not be required to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of the Company’s common stock will automatically be converted into one share of the Texas Corporation’s common stock on a one-for-one basis, and any stock certificates or book-entry entitlements held by shareholders immediately prior to the Effective Time will automatically represent the same number of shares of common stock of the Texas Corporation. Notwithstanding the foregoing, shareholder may, at their option, submit their old certificates to the Company’s transfer agent for exchange for new certificates reflecting the Texas Corporation’s name.

No Material Accounting Implications

Effecting the Reincorporation will not have any material accounting implications.

Anti-Takeover Implications of the Reincorporation

The Reincorporation is not being effected for the purpose of preventing or impeding a sale of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board, nor is the Board aware of any such pending or threatened attempt. Nevertheless, certain effects of the Reincorporation may be considered to have anti-takeover implications by virtue of the Company being subject to Texas law.

A hostile takeover attempt may have a positive or negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board can be opportunistically timed to take advantage of a temporarily depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by the Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the Company and all of its shareholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets. The Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value.

New York law and the New York Charter and New York Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. Texas law includes some additional features that may deter hostile takeover attempts. Texas law generally prevents a board of directors from filling more than two vacancies caused by an increase in the size of the board of directors between any two annual meetings of shareholders, subject to certain exceptions under the TBOC. Another potential area of difference involves cash-out transactions and “Revlon duties.” Texas law allows directors to take into account “the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.” Similarly, under New York law, the decision whether to sell the company or “just say no” is a business judgment for the board of directors in which they can take into account the corporation’s long-term interests. But once the board of directors determines to pursue a change of control transaction, New York law generally requires the directors to act reasonably to obtain the best price available for shareholders.

The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement, if warranted from time to time in the judgment of the Board.

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Certain Federal Income Tax Consequences

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) of the Code, subject to the satisfaction of applicable requirements under the Code and Treasury Regulations. Accordingly, we expect that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company, the Texas Corporation or the shareholders of the Company who receive common stock of the Texas Corporation (the “Texas common stock”) for their common stock of the Company (the “New York common stock”) in connection with the Reincorporation. The aggregate tax basis of the Texas common stock received by a stockholder of the Company as a result of the Reincorporation will be the same as the aggregate tax basis of the New York common stock converted into that Texas common stock held by that stockholder as a capital asset at the time of the Reincorporation. Each stockholder’s holding period of shares of Texas common stock received in the Reincorporation will include the holding period of the shares of New York common stock converted into those shares of Texas common stock, provided the shares are held by such stockholder as a capital asset at the time of the Reincorporation.

This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, shareholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under any state, local or foreign laws. State, local or foreign income tax consequences to shareholders may vary from the U.S. federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Reincorporation under all applicable tax laws.

This discussion is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to change or different interpretations, possibly with retroactive effect. The Company has neither requested nor received, and does not intend to request, a ruling from the Internal Revenue Service or an opinion of counsel regarding the tax consequences of the Reincorporation. There can be no assurance that the Internal Revenue Service will not challenge the intended tax treatment of the Reincorporation or that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.

The Board recommends a vote “FOR” this Proposal No. 6.

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PROPOSAL 7. ADJOURNMENT

General

The Company is asking its shareholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the shareholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

The Board recommends a vote “FOR” this Proposal No. 7.

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OWNERSHIP OF OUR STOCK

Voting Securities and Principal Holders Thereof

The following table sets forth the number of shares of our common stock beneficially owned as of the record date by (i) those persons known by us to be owners of more than 5% of our common stock, (ii) each director and director nominee, (iii) our Named Executive Officers, and (iv) all of our executive officers, nominees and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788.

The warrants and pre-funded warrants (collectively, the “Warrants”) described in footnotes 10-12 below include an exercise limitation that prohibits the holder from exercising the Warrants in an amount in excess of 9.99% of the issued and outstanding shares of the Company’s common stock (as to each Warrant, the “Blocker”). As a result of the Blocker, any attempted exercise of a Warrant by the holder thereof will not be effected by the Company to the extent it would result in beneficial ownership of our common stock by such holder and its affiliates in excess of 9.99%; further Warrant exercises would be permitted only as and when such holder and its affiliates collectively beneficially owned less than 9.99% (and would again be capped by the Blocker). Upon 61 days’ prior notice to the Company, a holder of a Warrant may increase or decrease the Blocker percentage, provided that the Blocker in no event exceeds 19.99% of the issued and outstanding shares of the Company’s common stock.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Directors and Named Executive Officers:

Common Stock	Michael Pruitt (2)	103,779	*

Common Stock	Terence Wise (3)	656,666	*

Common Stock	Kathleen Weisberg (4)	45,000	*

Common Stock	Robert Wild (5)	3,245	*

Common Stock	Pyahm (Kyle) Samani (6)	13,757,991	15.6%

Common Stock	Sangita Shah (7)	110,356	*

Common Stock	Keith Johnson (8)	0	0%

Common Stock	Saurabh Sharma (9)	0	0%

Common Stock	All directors, nominees and executive officers as a group (9 persons)	14,030,371	15.9%

5% Shareholders:

Common Stock	Multicoin Capital Master Fund, LP (10)	12,406,639	14.1%

Common Stock	J Digital 6 Cayman Ltd. (11)	7,947,943	9.5%

Common Stock	Galaxy Digital LP (12)	8,385,656	9.99%

54

———————

* Less than one percent.

(1)	Applicable percentages are based on 83,642,042 shares outstanding as of the record date. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock underlying options and warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of the record date are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, Forward believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them. The table includes only vested options and warrants or options and warrants that have or will vest and become exercisable within 60 days of the record date.

(2)	Pruitt. Mr. Pruitt is a director and executive officer. Represents vested stock options.

(3)	Wise. Mr. Wise is a former Chief Executive Officer and director. Although Mr. Wise resigned in May 2025, he is deemed a Named Executive Officer for fiscal year 2025 under SEC reporting regulations.

(4)	Weisberg. Ms. Weisberg is an executive officer. Represents vested stock options.

(5)	Wild. Mr. Wild is an executive officer of one of the Company’s wholly-owned subsidiaries. Includes 2,744 vested stock options.

(6)	Samani. Mr. Samani is the Chairman of the Board. The securities reported as beneficially owned by Mr. Samani include: (i) the securities beneficially owned by Lemmings Holdings LLC which beneficially owns 1,351,352 shares of common stock, and (ii) the securities beneficially owned by Multicoin. See footnote 10 below.

(7)	Shah. Ms. Shah is a director. Includes 49,243 vested stock options. Additionally, includes 11,113 shares of common stock owned by an entity which she and her husband control.

(8)	Johnson. Mr. Johnson is a director. Represents vested stock options.

(9)	Sharma. Mr. Sharma is a director nominee. As noted above, Mr. Sharma is the Chief Investment Officer of Jump Crypto, a division of Jump Trading Group.

(10)	Multicoin Capital Master Fund, LP. Includes 4,458,796 shares issuable upon the exercise of warrants, all of which are subject to the Blocker. Multicoin Capital Master Fund, LP is controlled by Multicoin Capital Management, LLC. The individuals with voting and investment power over the securities held by Multicoin Capital Master Fund, LP are Pyahm “Kyle” Samani and Tushar Jain. See the Schedule 13D filed by Multicoin Capital Management, LLC with the SEC on September 18, 2025. Multicoin Capital Master Fund, LP is located at 501 West Ave. STE 3901, Austin, TX 78701.

(11)	J Digital 6 Cayman Ltd. Includes only 7,947,943 shares presently held by holder and its affiliates. Does not include any of the 4,458,796 shares that may become issuable upon exercise of the holder’s warrants. As a result of certain material conditions in those instruments (the “Conditions”), the holder does not have the right to exercise currently or within 60 days. If the Conditions were satisfied, the holder’s warrants would be exercisable to the extent permitted by the Blocker. Assuming satisfaction of the Conditions, warrants to acquire approximately 453,158 shares would be exercisable as of the record date. J Digital 6 Cayman Ltd. is owned by J Digital 6 LLC. DYSO TC, LLC, and PXG, LLC each own 50% of J Digital 6 LLC. The individuals with voting and investment power over the securities held by J Digital 6 Cayman Ltd. are William DiSomma and Paul Gurinas. See the Schedule 13D filed by J Digital 6 Cayman Ltd. with the SEC on September 18, 2025. The business address of J Digital 6 Cayman Ltd. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(12)	Galaxy Digital LP. Includes 6,242,315 shares issuable upon the exercise of warrants, which consists of 1,783,519 shares underlying pre-funded warrants and 4,458,796 shares underlying warrants, all of which are subject to the Blocker. Galaxy Digital LP is the holder of record of the securities reported in this proxy statement. Galaxy Digital GP LLC is the general partner of Galaxy Digital LP and wholly owned by Galaxy Digital Holdings LP. Due to the Blocker, Galaxy disclaims beneficial ownership with respect to the shares of common stock into which such warrants would otherwise have been exercisable. Galaxy Digital Inc. is the general partner of Galaxy Digital Holdings LP. See the Schedule 13D filed by Galaxy Digital LP with the SEC on September 18, 2025. Galaxy Digital LP is located at 300 Vesey St., 13th Floor, New York, NY 10282.

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OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please vote your shares via the Internet, by phone or by signing and dating the enclosed proxy. In the event you are able to attend the Annual Meeting and prefer to vote at that time, at your request, the Company will cancel your previously submitted proxy.

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FORWARD INDUSTRIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – MARCH 3, 2026 AT 10:00 AM

VOTING INSTRUCTIONS
If you vote by phone or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed postage-paid envelope.
PHONE:	Call 1 (800) 690-6903
INTERNET:	https://www.proxyvote.com
Before the Meeting – Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 2, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Control ID:

Proxy ID:

Password:

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ¨ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)

The shareholder(s) hereby appoint Kathleen Weisberg and Georgia Quinn, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of voting stock of FORWARD INDUSTRIES, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholder(s) to be held at 10:00 a.m. CST, time on March 3, 2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” all of the nominees in Proposal 1 and “FOR” Proposals 2, 3, and 4, and for “THREE YEARS” on Proposal 5, and "FOR" Proposals 6 and 7. If any other business is presented at the meeting, this proxy will be voted by the above-named proxies in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Proposal:

1. To elect five directors to Forward’s Board of Directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Pyahm (Kyle) Samani	FOR ☐	WITHHOLD ☐	Michael Pruitt	FOR ☐	WITHHOLD ☐

Sangita Shah	FOR ☐	WITHHOLD ☐	Keith Johnson	FOR ☐	WITHHOLD ☐

Saurabh Sharma	FOR ☐	WITHHOLD ☐

2. To ratify the appointment of CBIZ CPAs P.C. as Forward’s independent registered public accounting firm for the fiscal year ending September 30, 2026.				FOR ☐ AGAINST ☐ ABSTAIN ☐

3. To approve an amendment to increase the shares available for issuance under Forward’s 2021 Equity Incentive Plan to 8,724,667 shares of common stock.				FOR ☐ AGAINST ☐ ABSTAIN ☐

4. To approve, on an advisory basis, the compensation paid to Forward’s named executive officers as disclosed in the proxy statement.				FOR ☐ AGAINST ☐ ABSTAIN ☐

5. To approve, on an advisory basis, the frequency of the advisory vote on executive compensation (every one year, two years, or three years, or abstain).				1 YEAR ☐ 2 YEARS ☐ 3 YEARS
ABSTAIN ☐

6. To consider and approve a proposal to change Forward’s state of incorporation from New York to Texas by means of a merger of Forward with and into a wholly-owned Texas subsidiary.				FOR ☐ AGAINST ☐ ABSTAIN ☐

7. To approve one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual

Meeting.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Control ID:

Proxy ID:

Password:

Annex A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement and Plan of Merger”) is made and entered into as of the [__]th day of _____, 2026, by and between FORWARD INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Texas having an office at 700 Veterans Memorial Highway, Suite 100, Hauppauge, NY 11788 (the “Surviving Corp”), and FORWARD INDUSTRIES, INC., formerly known as Progress Heat Sealing, Inc., a corporation organized and existing under the laws of the State of New York having an office at 700 Veterans Memorial Highway, Suite 100, Hauppauge, NY 11788 (the “Merging Corp”).

W I T N E S S E T H:

WHEREAS, the Surviving Corp is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and Merging Corp is a corporation duly organized, validly existing and in good standing under the laws of the State of New York;

WHEREAS, Surviving Corp is a direct wholly owned subsidiary of Merging Corp;

WHEREAS, each of the Texas Business Organizations Code (the “TBOC”) and the New York Business Corporation Law (the “NYBCL” and, together with the TBOC, the “Merger Statutes”), authorize and permit the merger of corporations formed and existing under the laws of the State of Texas and the State of New York, respectively, with another corporation formed and existing under the laws of another jurisdiction;

WHEREAS, the shareholders and boards of directors of both the Surviving Corp and the Merging Corp have deemed it advisable and to the advantage of the parties, and have authorized the merger of Merging Corp with and into the Surviving Corp upon the terms and conditions herein and in accordance with the Merger Statutes (the “Merger”);

WHEREAS, the Surviving Corp and the Merging Corp intend that the Merger contemplated hereby qualify as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended; and

WHEREAS, the shareholders and boards of directors of both the Surviving Corp and the Merging Corp have approved this Agreement and Plan of Merger and authorized the Merger in accordance with the Merger Statutes.

A-1

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Surviving Corp and the Merging Corp hereby agree to merge in accordance with the following plan:

1. Merger. Upon the terms and subject to the conditions hereof, and in accordance with the provisions of the Merger Statutes, at the Effective Time (as defined below), the Merging Corp shall be merged with the Surviving Corp, and the Surviving Corp shall continue as the surviving corporation and shall continue its corporate existence under the laws of the State of Texas. As soon as practicable after the shareholders and boards of directors of the Surviving Corp and the Merging Corp shall approve this Agreement and Plan of Merger, (i) a Certificate of Merger shall be signed, verified and delivered for filing with the Secretary of the State of New York (the “NY Merger Certificate”) and (ii) a Certificate of Merger shall signed, verified and delivered to the Secretary of the State of Texas (together with the NY Merger Certificate, the “Certificates of Merger”). This Agreement and Plan of Merger shall become effective at the time the last of the Certificates of Merger required to be filed with the Secretary of State of each jurisdiction becomes effective (hereinafter referred to as the “Effective Time”).

2. Directors and Officers and Governing Documents. The directors and officers of the Surviving Corp immediately prior to the Effective Time shall be the directors and officers of the Surviving Company until any such person is removed or resigns in accordance with the Certificate of Formation or Bylaws of the Surviving Company. From and after the Effective Time and until thereafter amended as provided by applicable law, the Certificate of Formation of the Surviving Corp shall continue to be the Certificate of Formation of the Surviving Corp without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Corp, as in effect at the Effective Time, shall continue to be the Bylaws of the Surviving Corp without change or amendment until further amended in accordance with the provisions thereof and applicable law.

3. Rights and Liabilities of Merging Corp. At and after the Effective Time, the Surviving Corp shall possess all of the rights, privileges, immunities and franchises of a public and private nature of the Merging Corp; any and all property, real, personal and mixed, and any and all debts due the Merging Corp on whatever account, and all other choses in action, and all and every other interest of the Merging Corp shall be taken and transferred to and vested in the Surviving Corp without further act or deed; and the title to any real estate, or any interest therein, vested in the Surviving Corp and Merging Corp shall not prevent or be in any way impaired by reason of the merger.

4. Further Assurances. From time to time, as and when required by the Surviving Corp, there shall be executed and delivered on behalf of the Merging Corp such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corp the title to and possession of powers, franchises and authority of the Merging Corp and otherwise to carry out the purposes of this Agreement and Plan of Merger, and the directors and officers of the Surviving Corp are fully authorized in the name and on behalf of the Merging Corp or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5. Shares of Stock of the Merging Corp. Upon the Effective Time, by virtue of this Agreement and Plan of Merger, and without any action on the part of the holder thereof, each share of each class and series of stock in the Merging Corp held as of record immediately prior thereto by the shareholders of the Merging Corp shall be changed and converted into like shares in the Surviving Corp. The designation, number, and voting rights of each outstanding class and series of stock for the Merging Corp as of the date of this Agreement and Plan of Merger is as follows:

MERGING CORP

Designation of each outstanding class and series of shares	Number of outstanding shares	Class and series of shares entitled to vote	Class and series of shares entitled to vote as a class
Common Stock	[83,642,042]	Voting	Voting

Upon the Effective Time, the designation, number, and voting rights of each outstanding class and series of stock for the Surviving Corp, reflecting the like change and conversion of the outstanding class and series of stock from the Merging Corp, shall be as follows:

SURVIVING CORP

Designation of each outstanding class and series of shares	Number of outstanding shares	Class and series of shares entitled to vote	Class and series of shares entitled to vote as a class
Common	[83,642,042]	Voting	Voting

A-2

6. Shares of Stock of the Surviving Corp. Upon the Effective Time, by virtue of this Agreement and Plan of Merger, and without any action on the part of the holder thereof, each share of stock in the Surviving Corp held as of record immediately prior thereto by the shareholders of the Surviving Corp shall retain each share of stock in the Surviving Corp.

7. Employee Benefit Plans. As of the Effective Time, the Surviving Corp shall assume all obligations of the Merging Corp under any and all employee benefit plans in effect as of such time or with respect to which employee rights or accrued benefits are outstanding as of such time.

8. Book Entries. As of the Effective Time, the assets, liabilities and capital accounts of each of the Merging Corp immediately prior to the Effective Time shall be recorded on the books of the Surviving Corp at the same amounts at which they were carried on the books of the Merging Corp immediately prior to the Effective Time.

9. Appointment of Agent. The Surviving Corp hereby consents to service of process in the State of New York in any action or special proceeding for the enforcement of any liability or obligation of the Merging Corp, and hereby irrevocably appoints the Secretary of State of such jurisdiction as the Surviving Corp’s agent to accept service of process in any action or special proceeding for the enforcement of any such liability or obligation. The address to which a copy of such process shall be mailed by the Secretary of State of each such jurisdiction is Forward Industries, Inc., 700 Veterans Memorial Highway, Suite 100, Hauppauge, NY 11788.

10. Amendment. At any time before or after approval and adoption by both the shareholders of the Surviving Corp and the Merging Corp and prior to the Effective Time, this Agreement and Plan of Merger may be amended in any manner as may be determined by the requisite vote of the shareholders and boards of directors of both the Surviving Corp and the Merging Corp to be necessary, desirable or expedient; provided, however, that, after approval by the shareholders and boards of directors of both the Surviving Corp and the Merging Corp, such amendment may not materially or adversely affect the rights and interests of the shareholders of either the Surviving Corp or the Merging Corp.

11. Abandonment. At any time before the Effective Time, this Agreement and Plan of Merger may be terminated and the Merger may be abandoned by the requisite vote of the shareholders and boards of directors of either the Surviving Corp or the Merging Corp, notwithstanding approval of this Agreement and Plan of Merger by the shareholders and boards of directors of both the Surviving Corp and Merging Corp, or either of them.

12. Successors and Assigns. This Agreement and Plan of Merger shall be binding upon and shall inure solely to the benefit of the parties and their respective successors and permitted assigns, and it is not the intent of the parties to create any third party beneficiaries, except as specifically provided in this Agreement and Plan of Merger.

13. Entire Agreement. This Agreement and Plan of Merger (together with the Certificates of Merger) contain the entire agreement of the parties with respect to the subject matter of this Agreement and Plan of Merger, and supersede all other prior agreements, understandings, statements, representations and warranties, oral or written, express or implied, between the parties and their respective members, officers, affiliates and representatives in respect of the subject matter hereof.

14. Counterparts; Signatures. In order to facilitate the filing and recording of this Agreement and Plan of Merger, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement. The Agreement and Plan of Merger may be executed by DocuSign, facsimile signature, or by other electronic means, which shall be accepted as if they were original execution signatures.

15. Governing Law. This Agreement and Plan of Merger, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each of the parties hereto, pursuant to authority granted by the shareholders and boards of directors of both the Surviving Corp and the Merging Corp and has caused this Agreement and Plan of Merger to be executed on its behalf by their respective duly authorized representative, as of the date first above written.

SURVIVING CORP:

Forward Industries, Inc.

By: ___________________________

Name: Michael Pruitt

Title: Chief Executive Officer

MERGING CORP:

Forward Industries, Inc.

By: ___________________________

Name: Michael Pruitt

Title: Chief Executive Officer

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Annex A-1

CERTIFICATES OF MERGER

CERTIFICATE OF MERGER OF
FORWARD INDUSTRIES, INC.
INTO FORWARD INDUSTRIES, INC.

Under Section 907 of the Business Corporation Law

Pursuant to Section 907 of the New York Business Corporation Law (the “NYBCL”), each of the undersigned hereby certifies on behalf of the constituent corporations named herein, as follows:

1. The name of each constituent corporation is as follows:

(a) FORWARD INDUSTRIES, INC., a New York corporation. The name under which FORWARD INDUSTRIES, INC. was originally formed is “Progress Heat Sealing, Inc.” (the “Merging Corp”).

(b) FORWARD INDUSTRIES, INC., a Texas corporation.

2. The name of the surviving corporation is FORWARD INDUSTRIES, INC., a Texas corporation (the “Surviving Corp”).

3. The designation, number, and voting rights of each outstanding class and series of shares for each of the constituent corporations is as follows:

MERGING CORP

Designation of each outstanding class and series of shares	Number of outstanding shares	Class and series of shares entitled to vote	Class and series of shares entitled to vote as a class
Common Stock	[83,642,042]	Voting	Voting

The existing outstanding shares of the Merging Corp immediately prior to the effective date of the merger shall be converted into like shares of the Surviving Corp.

SURVIVING CORP

Designation of each outstanding class and series of shares	Number of outstanding shares	Class and series of shares entitled to vote	Classes and series of shares entitled to vote as a class
Common	[83,642,042]	Voting	Voting

The existing outstanding shares of the Surviving Corp immediately prior to the effective date of the merger shall be retained in the Surviving Corp.

4. The certificate of incorporation of Merging Corp was filed with the Department of State of the State of New York (the “Department of State”) on March 6, 1961.

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5. The certificate of formation of the Surviving Corp was filed with the Department of State on [FILING DATE].

6. The merger was authorized with respect to Merging Corp in the following manner: A plan of merger was adopted by the board of directors of Merging Corp by a unanimously adopted resolution at a duly called meeting of the board of directors on January [13], 2026. The board submitted the plan of merger to a vote of shareholders. The plan was adopted at a meeting of the shareholders by vote of the holders of two-thirds of all outstanding shares entitled to vote thereon on [Date].

7. The certificate of formation of the Surviving Corp, as in effect immediately prior to the effective date of the merger, shall be the certificate of formation of the Surviving Corp upon the effective date of the merger, without any amendments or changes.

8. The effective date of the merger is the time the last of the certificates of merger required to be filed with the Secretary of State of each jurisdiction becomes effective.

9. The Surviving Corp agrees that it may be served with process in the State of New York in any action or special proceeding for the enforcement of any liability or obligation of any New York or foreign corporation, previously amenable to suit in New York, which is a constituent corporation in this merger, and for the enforcement, as provided in the NYBCL, of the right of shareholders of any constituent New York corporation to receive payment for their shares against the Surviving Corp. The Surviving Corp irrevocably appoints the Secretary of State of the State of New York (the “Secretary of State”) as its agent to accept service of process in any action or special proceeding. The Secretary of State shall mail any such process to the Surviving Corp at 700 Veterans Memorial Highway, Suite 100, Hauppauge, NY 11788.

10. The Surviving Corp agrees that, subject to the provisions of Section 623 of the NYBCL, it will promptly pay to the shareholders of Merging Corp the amount, if any, to which they shall be entitled under the provisions of the NYBCL, relating to the rights of shareholders to receive payment for their shares.

11. Merging Corp hereby certifies that all fees and taxes (including penalties and interest) administered by the New York State Department of Taxation and Finance (the “Department of Taxation and Finance”) which are now due and payable by it have been paid, and that a cessation franchise tax report (estimated or final) through the anticipated date of merger (which return, if estimated, shall be subject to amendment) has been filed. The Surviving Corp hereby agrees that it will, within thirty days after the filing of the certificate of merger, file a final cessation franchise tax report, if an estimated report was previously filed, and promptly pay to the Department of Taxation and Finance all fees and taxes (including penalties and interest), if any, due to the Department of Taxation and Finance by the Merging Corp.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed and signed this certificate this [__]th day of ________, 2026.

SURVIVING CORP: Forward Industries, Inc.

By___________________________ Name: Michael Pruitt Title: Chief Executive Officer

MERGING CORP: Forward Industries, Inc.

By___________________________ Name: Michael Pruitt Title: Chief Executive Officer

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CERTIFICATE OF MERGER OF
FORWARD INDSUTRIES, INC. INTO
FORWARD INDUSTRIES, INC.

Under Section 907 of the Business Corporation Law

Department of State Identification Number: __________________

Filer’s Name and Mailing Address:

____________________________________
Name

____________________________________
Company, if applicable

____________________________________
Mailing Address

____________________________________
City, State and Zip Code

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THE STATE OF TEXAS

CERTIFICATE OF MERGER

merging

FORWARD INDUSTRIES, INC.
(a New York corporation)

with and into
FORWARD INDUSTRIES, INC.
(a Texas corporation)

[•], 2026

Pursuant to Chapter 10 of the Texas Business Organizations Code (the “TBOC”) and the title applicable to each entity identified below, the undersigned parties submit this Certificate of Merger and hereby certify that:

1.	Parties. The name and information required by the TBOC for each entity that is a party to the merger (each, a “Merging Party” and, together, the “Merging Parties”) are as follows:

a. Party 1: Forward Industries, Inc. (the “Surviving Entity”) is a corporation, organized under the laws of the State of Texas. The Texas file number is [•]. Its principal place of business is 700 Veterans Memorial Highway, Suite 100, Hauppauge, NY 11788. The Surviving Entity will survive the merger.

b. Party 2: Forward Industries, Inc. (the “Disappearing Entity”) is a corporation, organized under the laws of the State of New York. The New York file number is [•]. Its principal place of business is 700 Veterans Memorial Highway, Suite 100, Hauppauge, NY 11788. The Disappearing Entity will not survive the merger.

2.	Plan of Merger.

a. A signed Agreement and Plan of Merger, dated as of [•], 2026 (the “Plan of Merger”), is on file at the principal place of business of the Surviving Entity.

b. A copy of the Plan of Merger will be furnished by the Surviving Entity, upon written request and without cost, to any member or equityholder of either Merging Party.

c. No amendments to the certificate of formation of the Surviving Entity are effected by the merger.

3.	Approval of the Plan of Merger. The Plan of Merger has been approved as required by the laws of the jurisdiction of formation of each of the Merging Parties and by the governing documents of each Merging Party.

4.	Effectiveness of Filing. This Certificate of Merger shall become effective as of [[•] p.m., Central Time,] on [•], 2026.

5.	Tax Certificate. In lieu of providing a tax certificate, the Surviving Entity will be responsible for the payment of all the required franchise taxes in relation to the merger.

6.	Execution. Each of the undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument. Each of the undersigned certifies that the statements contained herein are true and correct, and that the person signing is authorized under the provisions of the TBOC, or other law applicable to and governing the Merging Party, to execute the filing instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have duly executed this certificate as of the date first written above.

SURVIVING ENTITY: Forward Industries, Inc.

By___________________________ Name: Michael Pruitt Title: Chief Executive Officer

DISAPPEARING ENTITY: Forward Industries, Inc.

By___________________________ Name: Michael Pruitt Title: Chief Executive Officer

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Annex B

AMENDMENT NO. 2

TO THE

FORWARD INDUSTRIES, INC.

2021 EQUITY INCENTIVE PLAN

Forward Industries, Inc. amends its 2021 Equity Incentive Plan (the “Plan”) as follows:

1.	Section 4.1 of the Plan is hereby amended and restated in its entirety to read as follows:

4.1. Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 8,724,667 shares. No more than 8,724,667 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

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Annex C

FORWARD INDUSTRIES, INC.

2021 EQUITY INCENTIVE PLAN

Forward Industries, Inc. (the “Company”) hereby establishes this 2021 Equity Incentive Plan (the “Plan”), effective December 17, 2020, subject to approval by the shareholders of the Company (“Effective Date”).

The Plan is a successor to the Amended and Restated 2011 Long Term Incentive Plan (the “2011 Plan”). If this Plan is approved by the Company’s shareholders, no additional grants will be made under the 2011 Plan after the Effective Date. Outstanding grants under the 2011 Plan shall continue in effect according to their terms, consistent with the 2011 Plan.

1.Purpose; Eligibility.

1.1General Purpose. The name of this plan is the Forward Industries, Inc. 2021 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to (a) enable Forward Industries, Inc. (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Cash Awards.

2.Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company. The Board will have the authority to designate the time or times at which an Affiliate’s status is determined.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, or a Performance Cash Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

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“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” will have the meaning ascribed to such term in the applicable Award Agreement or, if no such definition is provided therein, in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory or common law duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board or the Committee, in its sole discretion. Any determination by the Board or Committee that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the Director’s appointment; (d) willful conversion of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) any Exchange Act Person becomes the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is either an executive officer or a Director; or (D) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction. (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date the Plan is adopted by the Board, are Incumbent Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

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“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of two or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a registration statement on Form S-8 under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such entity ceases to qualify as an Affiliate. To the extent permitted by law, the Committee or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Committee or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting of an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934.

“Exchange Act Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any subsidiary of the Company, (ii) any employee benefit plan of the Company or any subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

“Fair Market Value” means, as of the last trading day before the grant of the Award, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange, the NASDAQ Stock Market or the OTC Markets, the Fair Market Value shall be the closing price of a share of Common Stock as quoted on such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

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“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 7.4.

“Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) stockholders’ equity; (xxx) capital expenditures; (xxxi) debt levels; (xxxii) operating profit or net operating profit; (xxxiii) workforce diversity; (xxxiv) growth of net income or operating income; (xxxv) employee retention; (xxxvi) client satisfaction; (xxxvii ) budget management; (xxxviii) entry into or completion of strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property);and (xliiv) completion of acquisitions or business expansion.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) by the Board or Committee (as applicable) (ii) in the Award Agreement at the time the Award is granted or (iii) in such other documented agreement between the Company and the Participant setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) may appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period, including without limitation as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes in the Company’s fiscal year, and changes to tax laws, generally accepted accounting principles, or other laws and regulations affecting reported results; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans, if any; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; or (12) to exclude litigation or claim judgments or settlements. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Performance Share Award Agreement or the written terms of a Performance Cash Award.

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“Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Plan” means this 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

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3.Administration.

3.1Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)to construe and interpret the Plan and apply its provisions;

(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)to determine the number of shares of Common Stock to be made subject to each Award;

(h)to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the performance goals, the performance period(s) and the number of Performance Shares earned by a Participant;

(l)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(m)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(n)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(o)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(p)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

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The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of two or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4Committee Composition. The Committee shall consist solely of two or more Non-Employee Directors, unless determined otherwise by the Board. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.Shares Subject to the Plan.

4.1Subject to adjustment in accordance with Section 11 and 4.2 below, Shares authorized for Awards granted under the Plan on and after the Effective Date shall not exceed 8,724,667 shares. No more than 8,724,667 shares of Common Stock may be granted as Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

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4.2If any shares subject to an Award granted under the Plan are forfeited, an Award granted under the Plan expires or otherwise terminates without issuance of shares, or an Award granted under the Plan is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the shares subject to such Award (except as described below with respect to stock settled Stock Appreciation Rights), such shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for grant under the Plan in accordance with Section 4.3 below. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.3Any shares that again become available for Awards under the Plan pursuant to this Section shall be added as one share for every one share subject to the Awards.

5.Eligibility.

5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424A of the Code.

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6.3Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid by: (i) delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

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6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months (except for Non-qualified Stock Options which shall be six months) following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the one year anniversary of the termination as a result of the Optionholder’s Disability. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the one year anniversary of the Optionholder’s death. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.Provisions of Awards Other Than Options.

7.1Stock Appreciation Rights.

(a)General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option (“Related Rights”) granted under the Plan.

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(b)Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f)Exercise Price. The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

(h)Transferability of Stock Appreciation Rights. A Free Standing Right may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Free Standing Right does not provide for transferability, then the Free Standing Right shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, the Participant may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Participant, shall thereafter be entitled to exercise the Free Standing Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall be transferable only upon the same terms and conditions as the related Option.

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7.2Restricted Awards.

(a)General. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)Restricted Stock and Restricted Stock Units. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(i)The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

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(c)Restrictions.

(i)Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(i) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

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7.3Performance Share Awards.

(a)Grant of Performance Share Awards. Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the performance period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)Earning Performance Share Awards. The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee. No payout shall be made with respect to any Performance Share Award except upon written certification by the Committee that the minimum threshold performance goal(s) have been achieved.

7.4Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of $50,000) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

8.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.Miscellaneous.

10.1Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

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10.3No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.Effect of Change in Control.

12.1Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)In the event of a Change in Control, all Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and the Restricted Period shall expire immediately with respect to 100% of the shares of Restricted Stock or Restricted Stock Units.

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(b)With respect to Performance Share Awards and Performance Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.Amendment of the Plan and Awards.

13.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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14.General Provisions.

14.1Forfeiture Events. Each Award and the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of the events described below, in addition to applicable vesting conditions of an Award. Such events include a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and the Participant, a termination of the Participant’s Continuous Service for Cause, violation of the Company’s insider trading policy, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates as determined by the Board.

14.2Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

14.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

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14.10Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14[Reserved]

14.15Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.16Expenses. The costs of administering the Plan shall be paid by the Company.

14.17Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

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14.18Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.19Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.Termination or Suspension of the Plan. The Plan shall terminate automatically 10 years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16.Choice of Law. The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors on December 17, 2020.

As approved by the Company’s shareholders on February 16, 2021.

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Annex D

TEXAS CERTIFICATE OF FORMATION

FORWARD INDUSTRIES, INC.

CERTIFICATE OF FORMATION

Forward Industries, Inc., a Texas corporation (the “Corporation”), hereby certifies as follows:

A. Forward Industries, Inc., a New York corporation (the “New York Corporation”), with its initial mailing address at 700 Veterans Memorial Highway, Suite 100, Hauppauge, New York 11788, was originally incorporated on March 1, 1961.

B. The New York Corporation was merged into a corporation incorporated under the laws of the State of Texas under the name “Forward Industries, Inc.” on [ ], 2026, pursuant to a plan of merger, under which the New York Corporation merged into the Corporation.

Article I: NAME

The name of this corporation is Forward Industries, Inc.

Article II: AGENT FOR SERVICE OF PROCESS

The address of the registered office of the Corporation in the State of Texas is 1999 Bryan St., #900, Dallas, TX 75201 and the name of the registered agent of the Corporation in the State of Texas at such address is The Corporation Trust Company.

Article III: PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (the “TBOC”).

Article IV: AUTHORIZED STOCK

1. Total Authorized. The aggregate number of shares which the Corporation shall have the authority to issue is three-hundred and four million (304,000,000), $0.01 par value per share, of which four million (4,000,000) shall be deemed preferred stock (the “Preferred Stock”) and three hundred million (300,000,000) shall be deemed common stock (the “Common Stock”).

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2. Common Stock and Preferred Stock.

2.1 The Corporation’s Board of Directors (“Board of Directors”) is authorized, subject to any limitations prescribed by the law of the State of Texas, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Common Stock or Preferred Stock, out of the unissued shares of Common Stock or Preferred Stock (as applicable), in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Texas (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, of the shares of each such series and, except where otherwise provided in the applicable Certificate of Designation, to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series.

2.2 Except as otherwise expressly provided in any Certificate of Designation designating any series of Common Stock or Preferred Stock pursuant to the foregoing provisions of this Article IV, (i) any new series of Common Stock or Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of the Common Stock or the holders of Common Stock or Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, Preferred Stock, or any future class or series of capital stock of the Corporation.

3. Rights of Common Stock.

3.1 Voting Rights. Except as otherwise expressly provided by this Certificate of Formation or as required by the TBOC, the holders of shares of Common Stock (and, except as provided the any applicable Certificate of Designation, the holders of shares of any class of Common Stock or Preferred Stock) shall (a) vote as a single class or series, and separate voting by class or series shall not (except as expressly set forth in Section 3.5 of this Article IV) be required for the purpose of approving any matter, including in connection with any “fundamental action” or “fundamental business transaction” as defined in the TBOC, (b) be entitled to notice of any shareholders’ meeting in accordance with the Bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law; provided, however, that, except as otherwise required by the TBOC or this Certificate of Formation, holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate of Formation (including any Certificate of Designation relating to any series of Common Stock or Preferred Stock) that relates solely to the terms, number of shares, powers, designations, preferences, or relative participating, optional or other special rights (including voting rights), or to qualifications, limitations or restrictions thereon, of one or more outstanding series of Common Stock or Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Formation (including any Certificate of Designation relating to any series of Common Stock or Preferred Stock). Except as otherwise expressly provided herein or required by applicable law, each holder of Common Stock shall have the right to one (1) vote per share of Common Stock held of record by such holder. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Common Stock or Preferred Stock as specified in this Certificate of Formation or in any Certificate of Designation, and further subject to the Bylaws and the provisions of this Certificate of Formation, the vote of shareholders holding a majority of the voting power of the then-outstanding issued and outstanding shares of stock entitled to vote on the matter shall be sufficient to approve, authorize, adopt, or to otherwise cause the Corporation to take, or affirm the Corporation’s taking of, any action, including any “fundamental business transaction” and “fundamental action”. When voting as a single class, no class of shares that does not have voting rights shall have any right to participate in such vote.

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3.2 Dividends and Distribution Rights. Shares of Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the Corporation legally available therefor.

3.3 Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Common Stock or Preferred Stock then outstanding, upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive ratably, on a per share basis, all assets of the Corporation available for distribution to its shareholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of Common Stock.

3.4 Merger or Consolidation. In the case of any distribution or payment made or other consideration paid in respect, or upon conversion or exchange, of the shares of Common Stock upon the merger or consolidation of the Corporation with or into any other entity, or in the case of any other transaction having an effect on shareholders substantially similar to that resulting from a merger or consolidation, such distribution or payment shall be made, or other consideration shall be paid, ratably on a per share basis among the holders of the Common Stock as a single class.

3.5 Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 of this Article IV or in the meaning of any term or definition set forth in this Section 3 of this Article IV, the Board of Directors, or a committee thereof, shall have the power to determine, in its sole discretion, the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the shareholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.

Article V: MATTERS RELATING TO THE BOARD OF DIRECTORS

1. Director Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2. Initial Directors. The number of directors constituting the initial Board of Directors is five (5) and their names and addresses are as follows:

Name:	Address:
1. Pyahm (Kyle) Samani	700 Veterans Memorial Hwy, Suite 100, Hauppauge, NY 11788
2. Michael Pruitt	700 Veterans Memorial Hwy, Suite 100, Hauppauge, NY 11788
3. Sangita Shah	700 Veterans Memorial Hwy, Suite 100, Hauppauge, NY 11788
4. Keith Johnson	700 Veterans Memorial Hwy, Suite 100, Hauppauge, NY 11788
5. Saurabh Sharma	700 Veterans Memorial Hwy, Suite 100, Hauppauge, NY 11788

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3. Terms; Removal; Number of Directors; Vacancies and Newly Created Directorships.

3.1 Terms. The terms of office of the directors serving in the initial directors shall expire at the annual meeting following their election, subject to the other provisions of this Article V. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission.

3.2 Removal. Directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

3.3 Number of Directors. The total number of directors constituting the Board of Directors shall be fixed from time to time solely as specified in the Bylaws. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director.

3.4 Vacancies. Any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors may be filled in any manner permitted by the TBOC, including by (a) a majority of the remaining directors then in office, although less than a quorum, or (b) the sole remaining director, in each case to the extent permitted by the TBOC. Any director elected to fill a vacancy in accordance with the preceding sentence shall hold office for the remainder of the unexpired term of the director’s predecessor; provided, however, that a director appointed by the Board of Directors to fill a vacancy resulting from an increase in the number of directors shall serve only until the next election of one or more directors by the shareholders at an annual or special meeting of shareholders or until such director’s earlier death, resignation, disqualification or removal. If a director is appointed by the Board of Directors to fill a vacancy created by the increase in the number of directors and the director was assigned to a class of the Board of Directors that is not otherwise up for re-election at the next annual or special meeting of shareholders, then at such shareholders’ meeting the director shall be included in the slate of nominees for election as directors at such meeting to serve for the remaining term associated with the class that the director was assigned by the Board of Directors.

3.5 Certificate of Designation. The foregoing provisions of this Section 3 of Article V shall not apply to any directorship elected separately by one or more classes or series of Common Stock or Preferred Stock hereinafter designated pursuant to Article IV, Section 2.1 unless the terms of such designation so provide.

3.6 Determinations by the Board of Directors. In case of an ambiguity in the application of any provision set forth in this Section 3 of Article V or in the meaning of any term or definition set forth in this Section 3 of Article V (including any such term used in any other provision of this Certificate of Formation), the Board of Directors, or a committee thereof, shall have the power, in its sole discretion, to determine the application of any such provision or any such term or definition with respect to any situation based on the facts believed in good faith by it. A determination of the Board of Directors (or a committee thereof, as applicable) in accordance with the preceding sentence shall be conclusive and binding on the shareholders of the Corporation. Such determination shall be evidenced in a writing adopted by the Board of Directors (or a committee thereof, as applicable), and such writing shall be made available for inspection by any holder of capital stock of the Corporation at the principal executive offices of the Corporation.

4. Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.

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Article VI: DIRECTOR AND OFFICER LIABILITY

1. Limitation of Liability. To the fullest extent permitted by the TBOC, no director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Without limiting the effect of the preceding sentence, if the TBOC is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.

2. Change in Rights. Any amendment or repeal of this Article VI, or the adoption of any provision of this Certificate of Formation inconsistent with this Article VI, shall, unless otherwise required by the TBOC, shall be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors or officers) and shall not eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

3. Indemnification. To the fullest extent permitted by the TBOC, as the same now exists or may hereafter be amended from time to time, the Corporation is authorized to indemnify, and provide advancement of expenses to, its directors, officers, employees and agents (and any other persons to which the TBOC permits the Corporation to provide indemnification) through provisions in the Bylaws, agreements with such directors, officers, employees, agents or other persons, the vote of shareholders or disinterested directors or otherwise.

Article VII: MATTERS RELATING TO SHAREHOLDERS

1. Action by Written Consent of Shareholders. Subject to the preferential or other rights of any holders of Common Stock or Preferred Stock then outstanding, any action required or permitted to be taken at any meeting of the shareholders of the Corporation, may be taken without a meeting if holders of a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class, consent thereto in writing or by electronic transmission.

2. Special Meeting of Shareholders. Special meetings of the shareholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer, the President, the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors, or the holders owning not less than a majority (or the highest percentage of ownership that may be set under the TBOC) of the voting power of the Corporation’s then-outstanding shares of capital stock entitled to vote at such special meeting.

3. Advance Notice of Shareholder Nominations and Business Transacted at Special Meetings. Advance notice of shareholder nominations for the election of directors of the Corporation and of business to be brought by shareholders before any meeting of shareholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of shareholders shall be limited to the purpose or purposes stated in the notice of meeting.

4. Shareholder Proposals. The Corporation affirmatively elects to be governed by Section 21.373 of the TBOC during any time that (i) the Corporation’s principal office is located in the State of Texas or (ii) the Corporation is admitted to listing on a stock exchange that (A) has its principal office in the State of Texas and (B) has received approval by the securities commissioner of the State of Texas under Subchapter C, Chapter 4005, Government Code of the State of Texas.

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Article VIII: SEVERABILITY

If any provision of this Certificate of Formation shall be held to be invalid, illegal, or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Certificate of Formation (including without limitation, all portions of any section of this Certificate of Formation containing any such provision held to be invalid, illegal, or unenforceable, which is not invalid, illegal, or unenforceable) shall remain in full force and effect.

Article IX: AMENDMENT OF BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Board of Directors. The shareholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, except as otherwise required by applicable law or this Certificate of Formation, and in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Certificate of Formation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the shareholders to adopt, amend or repeal any provision of the Bylaws.

Article X: AMENDMENT OF CERTIFICATE OF FORMATION

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Formation in the manner prescribed by the laws of the State of Texas and all rights conferred upon shareholders are granted subject to this reservation; provided, however, that, notwithstanding any provision of this Certificate of Formation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote (subject to Section 2 of Article IV hereof), in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Certificate of Formation (including any Certificate of Designation), and subject to Sections 1 and 2.1 of Article IV hereof, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, Section 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX, Article X or Article XI (the “Specified Provisions”); provided, further, that if two-thirds (2/3) of the Board of Directors has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then such action may be approved by the affirmative vote of the holders of a majority of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class (in addition to any other vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Formation, including any Certificate of Designation).

Article XI: JURY TRIAL WAIVER

Any person or entity purchasing or otherwise acquiring or holding any interest in shares of stock of the Corporation shall be deemed to have irrevocably and unconditionally waived any right it may have to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of or relating to any “internal entity claim” as that term is defined in Section 2.115 of the TBOC, to the fullest extent permitted by applicable law.

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Annex E

TEXAS BYLAWS

BYLAWS

OF

FORWARD INDUSTRIES, INC.

(Incorporated Under the Laws of the State of Texas)

AS EFFECTIVE [—], 2026

Article I
OFFICES

Section 101. Registered Office. The registered office of Forward Industries, Inc. (the “Corporation”) shall be as stated in the Certificate of Formation of the Corporation (as amended from time to time, the “Certificate of Formation”).

Section 102. Other Offices. The Corporation may also have offices at such other places, both within and without the State of Texas, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.

Article II
MEETINGS OF SHAREHOLDERS.

Section 201. Place of Meetings. All meetings of the shareholders shall be held at such place or places, within or without the State of Texas or by means remote communication as permitted by the Texas Business Organizations Code (the “TBOC”), as the Board of Directors in its sole discretion may determine. If authorized by the Board of Directors, and subject to any guidelines and procedures adopted by the Board of Directors, shareholders not physically present at a shareholders’ meeting may participate in the meeting by means of remote communication and may be considered present in person and may vote at the meeting, whether held at a designated place or solely by means of remote communication, subject to the conditions imposed by applicable law.

Section 202. Annual Meetings. The annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held each year on a date designated by the Board of Directors, and at such time and place as may be fixed by resolution of the Board of Directors and stated in the notice of meeting.

Section 203. Special Meetings. Special meetings of the shareholders may be called at any time by (a) the President, (b) the Chief Executive Officer, (c) the Chairman of the Board, (d) the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors, or (e) shareholders holding at least fifty percent (50%) of all shares entitled to vote on any issue proposed to be considered at the special meeting. A call for a special meeting shall (in accordance with Section 204 below) state the date, time, place, and purpose or purposes of the meeting, and must be delivered or mailed to the President of the Corporation not later than sixty (60) days prior to the date scheduled.

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Section 204. Notice of the Meetings.

(a) Written notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally or by first class mail or, if the shareholder has consented, by electronic transmission, to each shareholder of record entitled to vote at such meeting. If such notice is given by telephone hand delivery or electronic mail or other means of electronic transmission, the notice may be given not fewer than twenty-four (24) nor more than sixty (60) days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail with postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation or at such other address given by the shareholder in accordance with law. Notice shall be signed by the President, Secretary, or an Assistant Secretary of the Corporation. Except as required by statute, notice of any adjourned meeting shall not be required.

(b) Any previously scheduled meeting of the shareholders may be postponed, and any special meeting of the shareholders (in the case of a meeting called by shareholders in accordance with Section 203 hereof, only at their written request) may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of shareholders.

Section 205. List of Shareholders Entitled to Vote. The Corporation shall prepare, no later than the eleventh (11th) day before each meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, and such other information required by the TBOC, arranged in alphabetical order and showing the address of each shareholder and the number and type of shares registered in the name of each shareholder. Nothing herein shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be kept on file at the registered office or principal executive office of the Corporation and shall be open to the examination of any shareholder, for any purpose germane to the meeting, for a period of ten (10) days ending on the day before the meeting date in accordance with Section 21.372 of the TBOC. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to shareholders of the Corporation. The original share transfer records shall be prima-facie evidence of the shareholders entitled to vote at any meeting of shareholders.

Section 206. Quorum; Vote Required. At any meeting of shareholders, the holders of one-third (33.3%) of the shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum, except as otherwise provided by applicable law or by the Certificate of Formation. Except in the case of the election of directors, when a quorum is present or represented at any meeting, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the shareholders, except where a larger vote is required by applicable law, by the Certificate of Formation, or by these Bylaws.

Section 207. Proxies and Voting. Each shareholder of record shall be entitled to one vote for each share of stock registered in the name of such shareholder on the books of the Corporation, and such votes may be cast either in person or by proxy. Except as otherwise expressly provided herein, proxies and voting shall be governed by the provisions of the TBOC to the extent not inconsistent with any provisions of federal law that preempt state law or the requirements of any national securities exchange (or Nasdaq NMS or SmallCap market) on which the Corporation’s common stock is listed.

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Section 208. Conduct of Shareholders’ Meetings; Adjournment

.

(a) The Chairman of the Board of Directors shall preside at all shareholders’ meetings. In the absence of the Chairman of the Board of Directors, the President shall preside. The Chairman or the officer presiding over the shareholders’ meeting may establish such rules and regulations for the conduct of the meeting as he/she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting, and shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at the shareholders’ meeting. Subject to Section 302 of these Bylaws, unless the Chairman or the officer presiding over the shareholders’ meeting otherwise requires, shareholders need not vote by ballot on any question.

(b) The Chairman or the presiding officer at a shareholders’ meeting or a majority of the shares of the Corporation present thereat, represented in person or by proxy, may adjourn the meeting from time to time, whether or not there is a quorum. Any meeting so adjourned may be held as adjourned without further notice. The shareholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 209. Inspectors of Election. The Corporation may, and to the extent required by the TBOC, shall, in advance of any meeting of shareholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of shareholders, the person presiding at the meeting may, and to the extent required by the TBOC, shall, appoint one or more inspectors to act at the meeting. Any inspector, before entering on the discharge of his or her duties, shall be sworn faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability, and shall execute a written certificate of the results of the election. Any report made by the inspector(s) shall be prima facie evidence of the facts therein stated, and such report shall be filed with the minutes of the meeting.

Section 210. Notice of Shareholder Business and Nominations.

(a) Annual Meetings of Shareholders.

(1) Nominations of persons for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only: (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof, or (iii) by any shareholder of the Corporation who was a shareholder of record at the time of giving of the notice provided for in this Section 210 (the “Record Shareholder”), who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in this Section 210 in all applicable respects. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a shareholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)), at an annual meeting of shareholders, and such shareholder must fully comply with the notice and other procedures set forth in this Section 210 to bring such nominations or other business properly before an annual meeting.

(2) For nominations or other business to be properly brought before an annual meeting by a Record Shareholder pursuant to Section 210(a): (i) the Record Shareholder must have given timely notice thereof to the Corporation in the manner contemplated by Section 211 of Article II hereof and have provided any updates or supplements to such notice at the times and in the forms required by this Section 210; (ii) such other business (other than the nomination of persons for election to the Board) must otherwise be a proper matter for shareholder action; (iii) (A) if the Proposing Person (as defined below) has provided the Corporation with a Solicitation Notice (as defined below) in the case of a proposal other than the nomination of persons for election to the Board, such Proposing Person must have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal and must have included in such materials the Solicitation Notice, or (B) if the Proposing Person has delivered a notice of nomination or nominations, such Proposing Person must certify to the Corporation in writing, that it has complied with and will comply with the requirements of Rule 14a-19 promulgated under the Exchange Act, if applicable, and the Proposing Person shall deliver, no later than five (5) business days prior to the annual meeting or any adjournment, rescheduling, postponement or other delay thereof, reasonable evidence that it has complied with such requirements (and for the avoidance of doubt any such nominee shall be disqualified from standing for election or re-election if the Proposing Person fails to deliver a proxy statement in a manner consistent with such Proposing Person’s Solicitation Notice); and (iv) in the case of a proposal other than the nomination of persons for election to the Board, if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 210, the Proposing Person proposing such business must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 210.

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(3) To be timely, (i) a Record Shareholder’s notice must be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof not later than 5:00 p.m. Eastern Time on the ninetieth (90th) day nor earlier than 5:00 p.m. Eastern Time on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, or if no annual meeting was held in the preceding year, notice by the Record Shareholder to be timely must be so delivered (A) no earlier than 5:00 p.m. Eastern Time on the one hundred and twentieth (120th) day prior to such annual meeting and (B) no later than 5:00 p.m. Eastern Time on the later of the ninetieth (90th) day prior to such annual meeting or 5:00 p.m. Eastern Time on the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such meeting is first made by the Corporation, (ii) in the case of a proposal for the nomination of persons for election to the Board, the Record Shareholder shall have complied in all respects with the requirements of Section 14 of the Exchange Act, including, without limitation, if applicable, the requirements of Rule 14a-19 (as such rule and regulations may be amended from time to time by the Securities and Exchange Commission, including any Securities and Exchange Commission Staff interpretations relating thereto) and (iii) in the case of a proposal for the nomination of persons for election to the Board, the Board or an executive officer designated thereby shall have determined that the Record Shareholder has satisfied the requirements of this Section 210. In no event shall an adjournment, postponement or rescheduling (or the Public Announcement thereof) of an annual meeting for which notice has been given or a Public Announcement of the meeting date has been made commence a new time period (or extend any time period) for providing the Record Shareholder’s notice. Notwithstanding anything in this Section 210(a) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least ten (10) days prior to the last day a shareholder may deliver a notice in accordance with the first sentence of this paragraph, a shareholder’s notice required by this Section 210(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof not later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.

(4) As to each person whom the Record Shareholder proposes to nominate for election or reelection as a director, in addition to the matters set forth in paragraph (6) below, such Record Shareholder’s notice shall set forth:

(i) the name, age, business address and residence address of such person;

(ii) the principal occupation or employment of such nominee;

(iii) the class, series and number of any shares of stock of the Corporation that are beneficially owned or owned of record by such person or any Associated Person (as defined in Section 210(d)(3)(iii);

(iv) the date or dates such shares were acquired and the investment intent of such acquisition;

(v) all other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;

(vi) such person’s consent (A) to being named in the Corporation’s proxy statement as a nominee in any proxy materials relating to the Corporation’s next meeting, (B) to the public disclosure of information regarding or related to such person provided to the Corporation by such person or otherwise pursuant to this Section 210 and (C) to serving as a director, if elected;

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(vii) whether such person meets the independence requirements of the stock exchange upon which the Corporation’s Common Stock is primarily traded;

(viii)     a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such Proposing Person or any of its respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Proposing Person or any of its respective affiliates and associates were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(ix) a description of any position of such person as an officer or director of any Competitor (as defined below) within the three years preceding the submission of the notice;

(x) a description of any business or personal interests that could place such person in a potential conflict of interest with the Corporation or any of its subsidiaries; and

(xi) all completed and signed questionnaires, and the representation and agreement, required by Section 210(b) of these Bylaws.

The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(5) As to any business other than the nomination of a director or directors that the Record Shareholder proposes to bring before the meeting, in addition to the matters set forth in paragraph (e) below, such Record Shareholder’s notice shall set forth:

(i) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest or substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such Proposing Person, including any anticipated benefit to any Proposing Person therefrom; and

(ii) a description of all agreements, arrangements and understandings between or among any such Proposing Person and any of its respective affiliates or associates, on the one hand, and any other person or persons, on the other hand, (including their names) in connection with the proposal of such business by such Proposing Person;

(6) As to each Proposing Person giving the notice, such Record Shareholder’s notice shall set forth:

(i) the current name and address of such Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger, if different;

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(ii) (A) the class or series and number of shares of stock of the Corporation that are directly or indirectly owned of record or beneficially owned by such Proposing Person, including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future, and (B) a certification regarding whether such Proposing Person, if any, has complied with all applicable federal, state and other legal requirements in connection with such Proposing Person’s acquisition of shares of capital stock or other securities of the Corporation and/or such Proposing Person’s acts or omissions as a shareholder of the Corporation;

(iii) whether and the extent to which (A) any derivative interest in the Corporation’s equity securities (including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise, and any cash-settled equity swap, total return swap, synthetic equity position or similar derivative arrangement (any of the foregoing, a “Derivative Instrument”), as well as any rights to dividends on the shares of any class or series of shares of the Corporation that are separated or separable from the underlying shares of the Corporation) or (B) any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any increase or decrease in the value of the subject security, including through performance-related fees), including without limitation whether and the extent to which any ongoing hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Proposing Person with respect to any share of stock of the Corporation (any of the foregoing, a “Short Interest”) is held directly or indirectly by or for the benefit of such Proposing Person;

(iv) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Proposing Person or any of its respective affiliates or associates is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;

(v) any direct or indirect material interest in any material contract or agreement with the Corporation, any affiliate of the Corporation or any Competitor (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

(vi) any significant equity interests or any Derivative Instruments or Short Interests in any Competitor held by such Proposing Person and/or any of its respective affiliates or associates;

(vii) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any Competitor, on the other hand;

(viii)     all information that would be required to be set forth in a Schedule 13D filed pursuant to Rule 13d-1(a) or an amendment pursuant to Rule 13d-2(a) if such a statement were required to be filed under the Exchange Act and the rules and regulations promulgated thereunder by such Proposing Person and/or any of its respective affiliates or associates;

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(ix) any other information relating to such Proposing Person that would be required to be disclosed in proxy materials or other filings required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business or nomination proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder;

(x) such Proposing Person’s consent to the public disclosure of information provided to the Corporation pursuant to this Section 210;

(xi) a complete description of any agreement, arrangement or understanding (whether oral or in writing) (including any knowledge that another person or entity is Acting in Concert (as defined in Section 210) with such Proposing Person) between or among such Proposing Person, any of its respective affiliates or associates and any other person (including their names) with respect to the nomination or other business;

(xii) a representation that the Record Shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person (including virtually in the case of a meeting conducted solely by means of remote communication) or by proxy at the meeting to propose such business or nomination;

(xiii)     in the case of a proposal other than the nomination of persons for election to the Board, a representation whether such Proposing Person intends (or is part of a group that intends) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal (an affirmative statement of such intent being a “Solicitation Notice”);

(xiv)     in accordance with applicable law, in the case of a nomination or nominations, a representation that such Proposing Person intends to solicit the holders of shares representing at least 67% of the voting power of the shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, and the name of each participant (as defined in Item 4 of Exchange Act Schedule 14A) in such solicitation;

(xv) a complete and accurate description of any pending or, to such Proposing Person’s knowledge, threatened legal proceeding in which such Proposing Person is a party or participant involving the Corporation or, to such Proposing Person’s knowledge, any current or former officer, director, affiliate or associate of the Corporation; and

(xvi)     any proxy, contract, arrangement, or relationship pursuant to which the Proposing Person has a right to vote, directly or indirectly, any shares of any security of the Corporation.

The disclosures to be made pursuant to the foregoing clauses (ii), (iii), (iv) and (vi) shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner.

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(7) A Record Shareholder providing notice required by this Section 210 shall update such notice, and any other information provided to the Corporation, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for determining the shareholders entitled to notice of the meeting and (ii) 5:00 p.m. Eastern Time on the tenth (10th) business day prior to the meeting or any adjournment, postponement or rescheduling thereof. In the case of an update pursuant to clause (i) of the foregoing sentence, such update shall be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof not later than five (5) business days after the record date for determining the shareholders entitled to notice of the meeting, and in the case of an update and supplement pursuant to clause (ii) of the foregoing sentence, such update and supplement shall be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof not later than eight (8) business days prior to the date for the meeting, and, if practicable, any adjournment, postponement or rescheduling thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed). Notwithstanding the foregoing, if a Proposing Person no longer plans to solicit proxies in accordance with its representation pursuant to Section 210(a)(6)(xiv), the Record Shareholder shall inform the Corporation of this change by delivering notice to the Corporation in the manner contemplated by Section 211 of Article II hereof no later than two (2) business days after the occurrence of such change. A Record Shareholder shall also update its notice so that the information required by Section 210(a)(6)(viii) is current through the date of the meeting or any adjournment, postponement, or rescheduling thereof, and such update shall be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof no later than two (2) business days after the occurrence of any material change to the information previously disclosed pursuant to Section 210(a)(6)(viii). For the avoidance of doubt, the obligation to update as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a Record Shareholder, extend any applicable deadlines hereunder or enable or be deemed to permit a shareholder who has previously submitted notice hereunder to amend or update any proposal or nomination or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the shareholders. If a Record Shareholder providing notice required by this Section 210 fails to provide any update in accordance with this Section 210, the information as to which such update relates may be deemed not to have been provided in accordance with these Bylaws.

(8) If any information submitted pursuant to this Section 210 is inaccurate or incomplete in any material respect (as determined by the Board or a committee thereof), such information shall be deemed not to have been provided in accordance with these Bylaws. A Record Shareholder shall notify the Corporation in the manner contemplated by Section 211 of Article II hereof of any inaccuracy or change in any information submitted within two (2) business days after becoming aware of such inaccuracy or change, and any such notification shall clearly identify the inaccuracy or change, it being understood that no such notification will cure any deficiencies or inaccuracies with respect to any prior submission by such Record Shareholder.

Upon request of the Secretary on behalf of the Board (or a duly authorized committee thereof), the Record Shareholder shall provide, within seven (7) business days after delivery of such request (or such longer period as may be specified in such request), (1) written verification, reasonably satisfactory to the Board, any committee thereof, or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted and (2) a written affirmation of any information submitted as of an earlier date. If the Record Shareholder fails to provide such written verification or affirmation within such period, the information as to which written verification or affirmation was requested may be deemed not to have been provided in accordance with these Bylaws.

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(9) Notwithstanding anything in Section 210 or any other provision of the Bylaws to the contrary, any person who has been determined by a majority of the Board of Directors to have violated Section 211 of these Bylaws while serving as a director of the Corporation in the preceding five (5) years shall be ineligible to be nominated to serve as a member of the Board, absent a prior waiver for such nomination approved by two-thirds of the Board of Directors.

(b) Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee of any shareholder for election or reelection as a director of the Corporation, the person proposed to be nominated must deliver (in accordance with the time periods prescribed for delivery of notice under Section 210 of these Bylaws) to the Corporation in the manner contemplated by Section 211 of Article II hereof: (1) all completed and signed questionnaires prepared by the Corporation (including those questionnaires required of the Corporation’s directors and any other questionnaire the Corporation determines is necessary or advisable to ascertain the background of such nominee (or the background of any other person or entity on whose behalf, directly or indirectly, the nomination is being made) and to assess whether such nominee will satisfy any qualifications or requirements imposed by the Certificate of Formation or these Bylaws, any law, rule, regulation or listing standard that may be applicable to the Corporation, and the Corporation’s corporate governance policies and guidelines), which questionnaire(s) shall be provided by the Secretary of the Corporation within ten (10) days of a request made by a shareholder, which request must be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof, and (2) a signed representation and agreement (in the form available from the Secretary upon request, which request must be delivered to the Corporation in the manner contemplated by Section 211 of Article II hereof) that such person: (i) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (y) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any Compensation Arrangement (as defined below) that has not been disclosed therein, (iii) if elected as a director of the Corporation, will comply with all informational and similar requirements of applicable insurance policies and laws and regulations in connection with service or action as a director of the Corporation, (iv) if elected as a director of the Corporation, will comply with all corporate governance, conflict of interest, stock ownership requirements, confidentiality and trading policies and guidelines of the Corporation publicly disclosed from time to time, (v) if elected as a director of the Corporation, will act in the best interests of the Corporation and its shareholders and not in the interests of individual constituencies, (vi) consents to being named as a nominee in any proxy materials relating to the Corporation’s next meeting and agrees to serve if elected as a director, (vii) intends to serve as a director for the full term for which such individual is to stand for election, (viii) represents and warrants that his or her candidacy or, if elected, Board membership would not violate applicable state or federal law, the Certificate of Formation, these Bylaws, or the rules of any stock exchange on which shares of the Corporation’s Common Stock are traded, and (ix) will provide facts, statements, and other information in all communications with the Corporation and its shareholders that are or will be true and correct in all material respects, and that do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading.

(c) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. Nominations of persons for election to the Board may be made at a special meeting of shareholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting (1) by or at the direction of the Board or any committee thereof or (2) provided that the Board has determined that directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice and other procedures set forth in this Section 210(c) in all applicable respects. In no event shall an adjournment, postponement or rescheduling (or the Public Announcement thereof) of a special meeting commence a new time period (or extend any time period) for providing such notice.

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(d) General.

(1)

(i) Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such persons who are nominated in accordance with the procedures set forth in this Section 210 shall be eligible to be elected at a meeting of shareholders and serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 210. The number of nominees a shareholder may nominate for election at a meeting of shareholders (or in the case of a Record Shareholder giving the notice on behalf of another Proposing Person, the number of nominees a shareholder may nominate for election at the meeting on behalf of such Proposing Person) shall not exceed the number of directors to be elected at such meeting. Except as otherwise provided by law or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 210 (including satisfying the information requirements set forth herein with accurate and complete information) and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded (and any such nominee shall be disqualified), including that if a shareholder provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act and subsequently fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act, including the provision to the Corporation of notices required thereunder in a timely manner, then the Corporation shall disregard any proxies or votes solicited for such shareholder’s director nominees (and any such nominee shall be disqualified). Notwithstanding the foregoing provisions of this Section 210, unless otherwise required by law or otherwise determined by the chairperson of the meeting or the Board of Directors, if the shareholder (or a Qualified Representative of the shareholder (as defined below)) does not appear at the annual or special meeting of shareholders of the Corporation to present a nomination or proposed business (whether pursuant to the requirements of these Bylaws or in accordance with Rule 14a-8 under the Exchange Act), such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. If a shareholder has given timely notice as required herein to make a nomination or bring a proposal of other business before any annual or special meeting of shareholders of the Corporation and intends to authorize a Qualified Representative to act for such shareholder as a proxy to present the nomination or proposal at such meeting, the shareholder shall give notice of such authorization to the Corporation in the manner contemplated by Section 211 of Article II hereof not less than three (3) business days before the date of such meeting, including the name and contact information for such person. Notwithstanding the foregoing provisions of Section 210, unless otherwise required by law, no shareholder shall solicit proxies in support of director nominees other than the Corporation’s nominees unless such shareholder has complied with Rule 14a-19 promulgated under the Exchange Act in connection with the solicitation of such proxies, including the provision to the Corporation of notices required thereunder in a timely manner.

(ii) The Board may request that any Proposing Person, and any proposed nominee of such Proposing Person, furnish such additional information as may be reasonably required by the Board. Such Proposing Person and/or proposed nominee thereof shall provide such additional information within ten (10) days after it has been requested by the Board. The Board may require any such proposed nominee to submit to interviews with the Board or any committee thereof, and such proposed nominee shall make themself available for any such interviews within no less than ten (10) business days following the date of such request.

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(2) Notwithstanding the foregoing provisions of this Section 210, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein, for the avoidance of doubt including, but not limited to, Rule 14a-19 of the Exchange Act. Nothing in this Section 210 shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of Common Stock or Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Formation.

(3) For purposes of these Bylaws the following definitions shall apply:

(i) a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or toward a common goal relating to the management, governance or control of the Corporation in substantial parallel with, such other person where (A) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (B) at least one additional factor suggests that such persons intend to act in concert or in substantial parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions or making or soliciting invitations to act in concert or in substantial parallel; provided that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person;

(ii) “affiliate” and “associate” shall have the meanings ascribed thereto in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that the term “partner” as used in the definition of “associate” shall not include any limited partner that is not involved in the management of the relevant partnership;

(iii) “Associated Person” shall mean with respect to any subject shareholder or other person (including any proposed nominee) (A) any person directly or indirectly controlling, controlled by or under common control with such shareholder or other person, (B) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder or other person, (C) any associate of such shareholder or other person, and (D) any person directly or indirectly controlling, controlled by or under common control or Acting in Concert with any such Associated Person;

(iv) “Compensation Arrangement” shall mean any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation;

(v) “Competitor” shall mean any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates;

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(vi) “Proposing Person” shall mean (A) the Record Shareholder providing the notice of business proposed to be brought before an annual meeting or nomination of persons for election to the Board at a shareholder meeting, (B) the beneficial owner or beneficial owners, if different, on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a shareholder meeting is made, and (C) any Associated Person on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a shareholder meeting is made;

(vii) “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and

(viii)     to be considered a “Qualified Representative” of a shareholder, a person must be a duly authorized officer, manager, trustee or partner of such shareholder or must be authorized by a writing executed by such shareholder (or an electronic transmission) delivered to the Corporation, in the manner contemplated by Section 211 of Article II hereof, prior to the making of such nomination or proposal at such meeting (and in any event not fewer than five days before the meeting) stating that such person is authorized by such shareholder to act for such shareholder as a proxy at the meeting of shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the meeting. The Secretary of the Corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the Corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “Qualified Representative” for purposes hereof.

Section 211. Delivery to the Corporation. Whenever this Article II requires one or more persons (including a record or beneficial owner of stock) to deliver a document or information to the Corporation or any officer, employee or agent thereof (including any notice, request, questionnaire, revocation, representation or other document or agreement), such delivery to the Corporation shall be effected only via electronic mail to the electronic mail address designated by the Corporation and disclosed in the Corporation’s proxy materials and/or identified on the Corporation’s investor relations website. For purposes of this Section 211, the term “electronic mail” shall mean an electronic transmission (as defined in Section 1.002 of the TBOC) directed to the aforementioned electronic mail address.

Article III
DIRECTORS AND BOARD MEETINGS.

Section 301. Management by Board of Directors. The business and affairs of the Corporation shall be managed by its Board of Directors. The Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, regulation, the Certificate of Formation or these Bylaws directed or required to be exercised or done by the shareholders. Each director shall be at least twenty-one (21) years of age.

Section 302. Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the shareholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, a plurality of the votes properly cast thereat shall elect each director nominated for office.

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Section 303. Number of Directors. The Board of Directors shall consist of not fewer than four (4) nor more than seven (7) directors, who need not be shareholders. Within these limits, the number of directors of the Corporation shall be fixed from time to time by resolution of the Board of Directors. A resolution to change the number of directors requires the vote of a majority of the entire Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director. If the number of directors is increased, the additional directors may be elected by a majority of the directors in office at the time of the increase, or if not so elected prior to the next annual meeting of the shareholders, they shall be elected thereat by the shareholders.

Section 304. Term of Office of Directors. Subject to Section 303 and 305, the directors shall be elected annually by the shareholders entitled to vote at each annual meeting of shareholders by a plurality of the votes cast at each such election. Each director (whether elected at an annual meeting or to fill a vacancy or by the directors pursuant to Section 303) shall continue in office until the annual meeting of shareholders held next after his election and until his successor shall have qualified and elected, or until his death, resignation, or removal from office.

Section 305. Removal and Vacancies. Any director or directors may be removed at any time, (a) with or without “cause” by vote of the shareholders at a special meeting called for that purpose or (b) only for “cause” by the affirmative vote of two-thirds (2/3) of the directors then in office without counting the vote of the interested director. “Cause” for purposes hereof shall be defined as criminal acts, misfeasance of office or other similar acts. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, a majority of the remaining directors at any regular or special meeting, though less than a quorum or by the sole remaining director, shall choose a successor or successors who shall hold office for the remainder of the term of the vacant office or until his successor shall qualify and be elected. In the event of a vacancy, the Board of Directors, may, in its discretion, reduce the number of directors by allowing the vacated office to remain vacant. In the event that the Board of Directors increases the number of directors, such new directors will be elected by the Board of Directors as provided in Section 303.

Section 306. Quorum; Action. A majority of the Board of Directors shall constitute a quorum of the board of directors for the transaction of any business, but a lesser number may adjourn any meeting. A quorum of any committee shall be a majority of the members thereof except that any committee may, by unanimous action, determine that a lesser number of members (not less than half) shall constitute a quorum. A majority of the members in attendance at any meeting shall, except where a larger number is required by law, by the Certificate of Formation or by these Bylaws, decide any question brought before such meeting. Except as provided in Section 309, all action taken by the Board (or any committee thereof) shall be taken at a meeting of the Board (or committee of the Board), including for this purpose a meeting in accordance with Section 310. Provided a quorum shall be present, the vote of a majority of the directors present at a meeting of the Board (or any committee thereof) shall be the action of the Board or such committee, except as otherwise provided by Section 309, by the Certificate of Formation, or Bylaws.

Section 307. Regular Meetings. Regular meetings of the Board of Directors may be held without call or formal notice at such places either within or without the State of Texas and at such times as the board may from time to time by vote determine. A regular meeting of the Board of Directors for the election of officers and for such other business as may come before the meeting may be held without call or formal notice immediately after, and at the same place as, the annual meeting of shareholders or any special meeting of shareholders at which a board of directors is elected. If a regular meeting is not to be held at the time and place designated by the Board of Directors, notice of the change in time and venue of the new meeting shall be given in accordance with the notice procedure set forth in Section 308. A director cannot vote by proxy, or otherwise act by proxy, at a meeting of the Board of Directors.

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Section 308. Special Meetings. Special meetings of the board of directors or any committee thereof may be held at any place either within or without the State of Texas at any time when called by the President, the Chairman of the Board, or Secretary or a majority of the directors, written notice of the time and place thereof having been given to each director as follows: (a) by delivering a copy of such notice to the director personally no later than the third day preceding the date of the meeting, or (b) by sending a copy of such notice addressed to the director at his or her mailing address as it appears on the books of the corporation, such notice to be sent no less than ten (10) days before the date of the meeting if sent by ordinary mail or no later than the third (3rd) business day before the date of the meeting if sent by overnight mail or by a courier service (such as Federal Express) which guarantees next day delivery, or (c) by transmitting such notice to the director by telecopier or e-mail (to a telecopier number or e-mail address which has been furnished by him or her to the secretary of the corporation) no later than the second (2nd) business day preceding the date of the meeting, receipt confirmed by or on behalf of the recipient.

Waiver of Notice in writing by any director of any special meeting of the Board of Directors or of any committee thereof, whether prior or subsequent to such meeting, or attendance at such meeting by any director, shall be equivalent to notice to such directors of such meeting.

Section 309. Action by the Board Without a Meeting. Any action required or permitted to be taken by the board, or any committee thereof may be taken without a meeting if all members of the Board of Directors or the committee consent in writing to the adoption of a resolution authorizing the action. The resolution and the written consents thereto by the members of the Board of Directors or committee shall be filed with the minutes of the proceedings of the board or committee.

Section 310. Participation in Meetings by Telephone. Any one or more members of the Board of Directors or any committee thereof may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 311. Board Committees. Subject to the last sentence of this paragraph, there shall be an Audit Committee, a Compensation Committee, a Nominating/Governance Committee and such other committee as the Board of Directors deem appropriate from time to time (collectively, the “Committees” and each, a “Committee”), each consisting of not less than three (3) directors appointed by the board, each of which Committees may meet from time to time on notice to all members thereof by any member thereof. Such Committees shall keep regular minutes of their proceedings and report the same to the Board of Directors. The membership and responsibilities of each Committee of the Board of Directors shall comply with applicable rules and regulations under the Securities Exchange Act of 1934 and the rules of any national securities exchange or Nasdaq NMS or SmallCap market on which the securities of the Corporation may be listed for trading as in effect from time to time.

The Audit Committee, the Compensation Committee, and the Nominating and Governance Committees of the Board of Directors shall have the functions and responsibilities set forth in their respective charters as in effect on the date of adoption of these Bylaws, as such charters may themselves be amended from time to time in accordance with the provisions of each such charter.

In every case, the affirmative vote of a majority of all members of the Committee present at the meeting shall be necessary to its adoption of any resolution.

Section 312. Report and Records. The reports of officers and Committees and the records of the proceedings of all Committees shall be filed with the Secretary of the Corporation and presented to the Board of Directors, if practicable, at its next regular meeting. The Board of Directors shall keep complete records of its proceedings in a minute book kept for that purpose. When a director shall request it, the vote of each director upon a particular question shall be recorded in the minutes.

Section 313. Chairman of the Board. The Board of Directors shall elect a Chairman of the Board at the first regular meeting of the Board following each annual meeting of shareholders at which directors are elected. The Chairman of the Board shall be a member of the Board of Directors and shall preside at the meetings of the Board and perform such other duties as may be prescribed by the Board of Directors.

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Article IV
OFFICERS.

Section 401. Officers. The officers of the Corporation shall be a President, a Secretary, a Controller/Treasurer, and such other officers and assistant officers, as the Board of Directors may from time to time deem advisable. Except for President and Secretary, the Board of Directors may refrain from filling any of the said offices at any time and from time to time. Except as otherwise required by applicable law, the same individual may hold any two (2) or more offices. The officers shall be elected by the Board of Directors immediately following the annual meeting of shareholders, or at such other time, in the manner and for such terms as the Board of Directors from time to time shall determine. Any officer may be removed at any time, with or without cause (by the Board of Directors or the President, and the President by the Board of Directors), and regardless of the term for which such officer was elected, but without prejudice to any contract right of such officer. The election or appointment of an officer shall not of itself create contract rights. Each officer shall hold his/her office for the current year for which he/she was elected or appointed by the Board unless he/she shall resign, becomes disqualified, or be removed at the pleasure of the Board of Directors. A vacancy in office arising for any reason may be filled for the unexpired portion of the term by the Board of Directors.

Section 402. President. The President shall have general supervision of all of the departments and business of the Corporation and shall prescribe the duties of the other officers and employees and see to the proper performance thereof. The President shall be responsible for having all orders and resolutions of the Board of Directors carried into effect. The President shall execute on behalf of the Corporation and may affix or cause to be affixed a seal to authorized documents and instruments requiring such execution, except to the extent that signing and execution thereof shall have been delegated to some other officer or agent of the Corporation by the Board of Directors or by the President. The President shall be a member of the Board of Directors. In the absence or disability of the Chairman of the Board or his/her refusal to act, the President shall preside at meetings of the Board. In general, the President shall perform all the duties and exercise all of the powers and authorities incident to such office or as prescribed by the Board of Directors. He/she shall, unless otherwise directed by the Board of Directors, attend in person or by substitute appointed by him/her, or shall execute on behalf of the Corporation written instructions appointing a proxy or proxies to represent the Corporation at, all meetings of the shareholders of any corporation in which the Corporation shall hold any stock and may, on behalf of the Corporation, in person or by substitute or by proxy, execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the President in person or by substitute or proxy as aforesaid, may vote the stock so held by the Corporation and may execute written consents and other instruments with respect to such stock and may exercise any and all rights and powers incident to the ownership of said stock, subject however to the instructions, if any, of the Board of Directors.

Section 403. Controller/Treasurer. The Treasurer shall act under the supervision of the President or such other officer as the President may designate. The Treasurer shall be the chief financial officer of the Corporation. The Treasurer shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the Corporation and shall deposit the same in accordance with the instructions of the Board of Directors. He/she shall receive and give receipts and acquittances for monies paid in on account of the Corporation, and shall pay out of the funds on hand all bills, payrolls and other just debts of the Corporation of whatever nature upon maturity of the same. He/she shall enter regularly in books belonging to the Corporation, to be kept by him/her for that purpose, full and accurate accounts of all monies received and paid out by him/her on account of the corporation, and he/she shall perform all other duties incident to the office of the Treasurer and, upon request of the Board of Directors, he/she shall make such reports to it as may be required at any time. He/she shall, if required by the Board, give the Corporation a bond in such sums and with such sureties as shall be satisfactory to the Board of Directors, conditioned upon the faithful performance of his/her duties and for the restoration to the Corporation in case of his/her death, resignation, retirement or removal from office of all books, papers, vouchers, money and other property of whatever kind in his/her possession, or under his/her control belonging to the Corporation. Unless the Board of Directors otherwise prescribes, the Controller shall be the principal financial and accounting officer for the Corporation for Commission reporting purposes.

Section 404. Secretary. The Secretary shall act under the supervision of the President or such other officers as the President may designate. Unless the Board of Directors has elected a Secretary to the Board of Directors, or unless a designation to the contrary is made at a meeting, the Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all of the proceedings of such meetings in a book to be kept for that purpose, and shall perform like duties for the standing Committees when required by these Bylaws or otherwise. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors. The Secretary shall keep a seal of the Corporation, and, when authorized by the Board of Directors or the President, cause it to be affixed to any documents and instruments requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the President, or such other supervising officer as the President may designate. One or more assistant secretaries may be appointed to fulfill functions in the absence or at the direction of the Secretary.

Section 405. General Powers. The officers are authorized to do and perform such corporate acts as are necessary in the carrying on of the business of the Corporation, subject always to the direction of the Board of Directors.

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Article V
INDEMNIFICATION.

Section 501. Indemnification by the Corporation. The Corporation shall, to the fullest extent permitted by applicable law, indemnify any person made or threatened to be made a party to any action or proceeding, whether civil, criminal, administrative or investigative (and whether or not (a) by or in the right of the Corporation to procure a judgment in its favor or (b) by or in the right of any Other Entity (as defined below) which such person served in any capacity at the request of the Corporation, to procure a judgment in its favor), by reason of the fact that such person, or his or her testator or intestate, is or was a director or officer of the Corporation or served such Other Entity in any capacity at the request of the Corporation, against all judgments, fines, amounts paid in settlement and all expenses, including attorneys’ and other experts’ fees, costs and disbursements, actually and reasonably incurred by such person as a result of such action or proceeding, or any appeal therein, or actually and reasonably incurred by such person (1) in making an application for payment of such expenses before any court or other governmental body, or (2) in otherwise seeking to enforce the provisions of this Section 501, or (c) in securing or enforcing such person’s rights under any policy of director or officer liability insurance provided by the Corporation, if such person acted in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of services for any Other Entity, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that such person did not act in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any Other Entity, not opposed to, the best interests of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

However, (a) no indemnification may be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; (b) no indemnification may be made if there has been a settlement approved by the court and the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement; and (c) in the event of a proceeding by or in the right of the Corporation to procure a judgment in its favor, no indemnification may be made if it is settled or otherwise disposed of or such person shall have been finally adjudged liable to the Corporation, unless (and only to the extent that) the court in which the action was brought, or if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

Any expense described in the first paragraph of this Section 501 that is incurred by any person entitled to indemnification under this Section 501 shall be paid or reimbursed to such person by the Corporation in advance of the final disposition of any related action or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount to the Corporation to the extent, if any, that such person (a) is ultimately found not to be entitled to indemnification or (b) receives reimbursement for such expenses under a policy of insurance paid for by the Corporation. Such advances shall be paid by the Corporation to such person within twenty days following delivery of a written request therefor by such person to the Corporation. No payment made by the Corporation pursuant to this paragraph shall be deemed or construed to relieve the issuer of any insurance policy of any obligation or liability which, but for such payment, such insurer would have to the Corporation or to any director or officer of the Corporation or other individual to whom or on whose behalf such payment is made by the Corporation.

The indemnification and advancement of expenses provided by this Section 501: (a) shall continue as to the person entitled to indemnification hereunder even though he or she may have ceased to serve in the capacity that entitles him or her to indemnification at the time of the action or proceeding and (b) shall inure to the benefit of the heirs, executors and administrators of such person.

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A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in this Section 501 shall be entitled to (i.e., has a legally binding right against the Corporation to) the indemnification authorized by this Section 501. Except as provided in the immediately preceding sentence, any indemnification provided for in this Section 501 shall be made by the Corporation only if authorized in the specific case:

(a) By the Board of Directors acting by a quorum consisting of directors who are not parties to such action or proceeding for which indemnification is sought, upon a finding that the person seeking indemnification has met the standard of conduct set forth in the first two paragraphs of this Section 501, or,

(b) if a quorum under the immediately preceding subparagraph is not obtainable or, even if obtainable, a quorum of disinterested directors so directs:

(1) by the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in said first two paragraphs has been met by such person, or

(2) by the shareholders upon a finding that the person has met the applicable standard of conduct set forth in said first two paragraphs.

Notwithstanding any other provision hereof, no amendment or repeal of this Section 501, or any other corporate action or agreement which prohibits or otherwise limits the right of any person to indemnification or advancement or reimbursement of reasonable expenses hereunder, shall be effective as to any person until the sixtieth (60th) day following notice to such person of such action, and no such amendment or repeal or other corporate action or agreement shall deprive any person of any right hereunder arising out of any alleged or actual act or omission occurring prior to such sixtieth (60th) day.

The Corporation is hereby authorized, but shall not be required, to enter into agreements with any of its directors, officers or employees providing for rights to indemnification and advancement and reimbursement of reasonable expenses, including attorneys’ fees, to the extent permitted by law, but the Corporation’s failure to do so shall not in any manner affect or limit the rights provided for by this Section 501 or otherwise.

For purposes of this Section 501, the term “the Corporation” shall include any legal successor to the Corporation, including any corporation which acquires all or substantially all of the assets of the Corporation in one or more transactions, and the term “Other Entity” shall mean a corporation (other than the Corporation) of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise. For purposes of this Section 501, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the Corporation or any subsidiary thereof also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to any employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Corporation.

Section 502. Non-Exclusivity. The rights granted pursuant to or provided by the provisions of Section 501 to any person shall be in addition to and shall not be exclusive of any other rights to indemnification and expenses to which any such person may otherwise be entitled by law, contract or otherwise.

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Article VI
SHARES OF CAPITAL STOCK

Section 601. Share Certificates. The shares of stock of the Corporation shall be either certificated or uncertificated, as determined by the Board of Directors. Each share of stock may be issued in a book-entry form. Notwithstanding the foregoing, the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be certificated shares. Each share certificate of the Corporation shall be signed by the President or a Vice President and by the Secretary or one of the Assistant Secretaries. Certificates may be signed by a facsimile signature of the President and the Secretary or one of the Assistant Secretaries of the Corporation. Certificates for each class of authorized stock shall be consecutively numbered, and the names and residences of the owners, the date of issue, the number of shares and the amount paid therefor shall be entered in the stock books. Certificates of stock shall be in such form consistent with law as shall be prescribed by the Board of Directors. The seal of the Corporation attached to any stock certificate may be a facsimile, engraved or printed. Where any stock certificate is signed by a transfer agent or transfer clerk and by a registrar, the signatures of any officer of the Corporation appearing upon such certificate may be facsimiles, engraved or printed.

Section 602. Lost of Destroyed Certificates. Any person claiming a share certificate to be lost, destroyed, mutilated, or wrongfully taken shall receive a replacement certificate if such person shall have: (a) requested such replacement certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) provided the Corporation with an indemnity agreement satisfactory in form and substance to the Board of Directors, or the President or the Secretary; and (c) satisfied any other reasonable requirements (including providing an affidavit and a surety bond) fixed by the Board of Directors, or the President or the Secretary.

Section 603. Transfer of Shares. Shares of stock shall be transferable on the books of the Corporation upon receipt by it or its transfer agent of appropriate documentation evidencing such transfer and, in the case of stock represented by a certificate, upon surrender of such certificate. Upon surrender to the Corporation or to a transfer agent of the Corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue or cause the issuance of a new certificate to the person entitled thereto, and cancel the old certificate. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as may be required by the TBOC. Subject to the foregoing, the Board of Directors shall have power and authority to make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer, and registration of shares and to appoint and remove transfer agents and registrars of transfer.

Section 604. Other Regulations. Subject to applicable law, the Certificate of Formation and these Bylaws, the issue, transfer, conversion and registration of shares represented by certificates and of uncertificated shares shall be governed by such other regulations as the Board of Directors may establish.

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Article VII
GENERAL

Section 701. Fiscal Year. The fiscal year of the Corporation shall begin on the first (1st) day of October in each year and end on the thirtieth (30th) day of September in each year.

Section 702. Record Date. The Board of Directors may fix any time whatsoever not less than ten (10) nor more than sixty (60) days prior to the date of any meeting of shareholders, or the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or will go into effect, as a record date for the determination of the shareholders entitled to notice of, or to vote at, any such meetings, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares.

Section 703. Emergency Bylaws. In the event of any emergency as contemplated by Subchapter F (Sections 3.251-3.255) of the TBOC, and during the continuance of such emergency, the following provisions shall be in effect, notwithstanding any conflicting provisions in these Bylaws, the Certificate of Formation or the TBOC:

(a) A meeting of the Board of Directors or of any Committee thereof may be called by any officer or director upon one (1) hour’s notice to all persons entitled to notice whom, in the sole judgment of the notifier, it is feasible to notify;

(b) The director or directors in attendance at the meeting of the Board of Directors or of any Committee thereof shall constitute a quorum; and

(c) These Bylaws may be amended or repealed, in whole or in part, by a majority vote of the directors attending any such meeting of the Board of Directors, provided such amendment or repeal shall only be effective for the duration of such emergency.

Section 704. Derivative Proceedings. The Corporation affirmatively elects to be governed by Section 21.419 of the TBOC and any successor provision thereto. No shareholder or group of shareholders may institute or maintain a derivative proceeding in the right of the Corporation, unless such shareholder or group of shareholders, at the time the derivative proceeding is instituted, holds at least 3% of the outstanding capital stock of the Corporation.

Section 705. Severability. If any provision of these Bylaws is illegal or unenforceable as such, such illegality or unenforceability shall not affect any other provision of these Bylaws and such other provisions shall continue in full force and effect.

Article VIII
AMENDMENT OR REPEAL

Section 801. Amendments. Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws, and any adoption of new Bylaws, shall require the approval of the Board or the shareholders of the Corporation, as expressly provided in the Certificate of Formation.

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Article IX

CHOICE OF FORUM; EXCLUSIVE FORUM

Section 901. Choice of Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Business Court in the First Business Court Division (“Business Court”) of the State of Texas (provided that if the Business Court determines that it lacks jurisdiction, the United States District Court for the Northern District of Texas – Dallas (the “Federal Court”) or, if the Federal Court lacks jurisdiction, the state district court of Texas situated in Dallas County) shall, to the fullest extent permitted by law, be the sole and exclusive forum for any of the filing, adjudication and trial of: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim that is based upon a breach of a fiduciary duty owed by, or other wrongdoing by, any current or former director, officer, shareholder, employee or agent of the Corporation to the Corporation or the Corporation’s shareholders, including any claim alleging a conspiracy to breach a fiduciary duty, knowing participation in a breach of a fiduciary duty or aiding and abetting a breach of fiduciary duty; (c) any action asserting a claim against the Corporation or any current or former director, officer, shareholder, employee or agent of the Corporation arising pursuant to any provision of the TBOC, the Certificate of Formation or these Bylaws as to which the TBOC confers jurisdiction on the Business Court; (d) any action to interpret, apply, enforce or determine the validity of the Certificate of Formation or these Bylaws; (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine, (f) any action asserting an “internal entity claim” as that term is defined in Section 2.115 of the TBOC, or (g) any other action or proceeding in which the Business Court of the State of Texas has jurisdiction. Unless the Corporation consents in writing to the selection of an alternative forum, the Federal Court shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act, or any successor thereto. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX. Failure to enforce the foregoing provisions of this Article IX would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

Article X
APPROVAL OF AMENDED AND RESTATED BYLAWS

Section 1001. Approval and Effective Date. These Third Amended and Restated Bylaws have been approved as the Bylaws of the Corporation as of [●], 2026, and shall be effective as of said date.

Georgia Quinn, Secretary

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